Exhibit 3.104
Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
NOTARIAL INSTRUMENT NUMBER 280
(TWO HUNDRED EIGHTY)
IN SALTILLO, CAPITAL CITY OF THE STATE OF COAHUILA DE ZARAGOZA, at fifteen hours (15:00) on this day November thirteenth (13th), two thousand seven (2007), BEFORE ME, MARIA ELENA G. OROZCO AGUIRRE, Esq., Notary Public number fifty two (52) duly commissioned for this Notarial District of Saltillo Coahuila, APPEARED: MR. JESUS HECTOR OROZCO CORTES, acting in his capacity as Special Delegate of GRUPO ALCOA, S.A. DE C.V. (a business corporation) in order to notarize the Minutes of the General Extraordinary Meeting of Shareholders of such corporation, which was held at the corporate address of the corporation located in this city of Saltillo, Coahuila, on November Seventh (7th), two thousand seven (2007); for such purposes, he has submitted before me the Minutes of such Meeting of Shareholders which has been signed by the Chairman and the Secretary of the Meeting, stating that he was appointed as Special Delegate to appear before the Notary Public of his choice to comply with the resolutions adopted thereat, and that the resolutions adopted at the above mentioned Meeting include the following:
1. Proposal of transformation of the business corporation from a Sociedad Anónima de Capital Variable into a Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability corporation);
2. Discussion and approval of new by-laws of the Sociedad de Responsabilidad Limitada de Capital Variable;
3. Miscellaneous resolutions, according to the new corporate reality; and
4. Appointment of delegates.
In view of the foregoing, this notarization is based on the following:
BACKGROUNDS:
FIRST: ORGANIZATION.- By means of notarial instrument number twenty three thousand eight hundred thirty five, dated June five, nineteen, ninety eight, granted in Mexico City, Federal District before Notary Public number one hundred three in and for the Federal District, a notarized certified copy of which was recorded before the Public Registry of Commerce of this capital city on November twenty five, nineteen ninety three, under Commercial Folio number “164,111”, upon having obtained the permit from the Ministry of
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
Foreign Affairs, “ALUTODO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE was organized, having its address in Mexico City, Federal District, a duration of ninety nine years, a variable capital stock with a minimum fixed portion of fifty million Old Pesos, Mexican Currency (currently equivalent to fifty thousand Pesos, Mexican Currency), represented by five thousand ordinary, registered shares with a par value of ten thousand Old Pesos, Mexican Currency (currently equivalent to Ten Pesos, Mexican Currency) each, and the variable portion thereof being unlimited, including the foreigners admission clause, and having as purpose the following the one referred to in such instrument.
SECOND: INCREASE OF CAPITALS TOCK.- By means of instrument number twenty four thousand six hundred sixty seven, granted before the same Notary Public as the one mentioned before, dated October five, nineteen ninety two, recorded before the Public Registry of Commerce of Mexico City, Federal District under Commercial Folio number “164,111”, ALUTODO, Sociedad Anónima de Capital Variable increased the minimum fixed portion of its capital stock to the amount of twelve thousand two hundred ninety million Old Pesos, Mexican Currency (currently equivalent to twelve million two hundred ninety thousand Pesos, Mexican Currency), and consequently, restated section fifth of the by-laws of the corporation.
THIRD: RESTATEMENT OF BY-LAWS.- By means of instrument number thirty thousand six hundred ninety seven, granted before the same Notary Public as the one mentioned before, dated September fifteen, nineteen ninety three, recorded before the Public Registry of Commerce of Mexico City, Federal District under Commercial Folio number “164,111”, ALUTODO, Sociedad Anónima de Capital Variable corrected an error contained in the instrument referred to in the preceding paragraph, by correcting the minimum fixed portion of its capital stock to the amount of twelve thousand three hundred forty million Old Pesos, Mexican Currency (currently equivalent to twelve million three hundred forty thousand Pesos, Mexican Currency).
FOURTH: CHANGE OF CORPORATE ADDRESS.- By means of instrument number thirty thousand six hundred ninety seven, granted before the same Notary Public as the one mentioned before, dated November four, nineteen ninety three, recorded before the Public Registry of Commerce of Mexico City, Federal District under Commercial Folio number “164,111”, and before the Public Registry of Property and Commerce of Guadalajara,
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
State of Jalisco, dated April fourteen, nineteen ninety four, in Book First, Volume Five Hundred Ten and under number One Hundred Sixty Three, ALUTODO, Sociedad Anónima de Capital Variable, changed its corporate address from Mexico City, Federal District to the city of Guadalajara, State of Jalisco, and consequently, restated section fourth of the by-laws of the corporation.
FIFTH: RESTATEMENT TO THE BY-LAWS.- By means of instrument number thirteen thousand three hundred sixty three, granted before Notary Public number one hundred ninety five in and for the Federal District, dated December twenty two, nineteen ninety four, recorded before the Public Registry of Property and Commerce of Guadalajara, State of Jalisco, dated August twenty nine nineteen ninety five, in Book First, Volume Five Hundred Sixty Eight, and under number One Hundred Sixty One, ALUTODO, Sociedad Anónima de Capital Variable, restated sections second, fifth, twenty fourth and twenty seventh, and added sections twenty sixth bis and twenty fourth bis of its corporate by-laws, regarding the corporate purpose, capital stock, securities to be granted by directors and statutory auditors, resolutions adopted without Meeting of Shareholders and of the Board, respectively.
SIXTH.- MERGER OF CORPORATIONS.- By means of instrument number sixteen thousand seventeen, granted before Notary Public number one hundred ninety five in and for the Federal District, dated May twenty four, nineteen ninety six, recorded before the Public Registry of Property and Commerce of Guadalajara, State of Jalisco, dated June three, nineteen ninety six, in Book First, Volume Six Hundred Seven and under number One Hundred Eighty Six, the merger of ALUTODO, Sociedad Anónima de Capital Variable, as SURVIVING CORPORATION and ALUTODO DE MEXICO, Sociedad Anónima de Capital Variable as MERGED CORPORATION was certified.
SEVENTH.- CHANGE OF CORPORATE NAME AND EXTENSION OF THE CORPORATE PURPOSE.- By means of instrument number twenty one thousand four hundred seventy one, granted before Notary Public number one hundred ninety five in and for the Federal District, dated November four, nineteen ninety nine, recorded before the Public Registry of Property and Commerce of Guadalajara, State of Jalisco, dated February fourteen, two thousand, in Book First, Volume Seven Hundred Fourteen and under number Three Hundred Twelve, upon Permit number “09025230” dated July twenty
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
two, nineteen ninety nine, issued by the Ministry of Foreign Affairs, ALUTODO, Sociedad Anónima de Capital Variable, changed its corporate name to “GRUPO ALCOA” Sociedad Anónima de Capital Variable, extended its corporate purpose, and consequently, restated sections first and second of the by-laws of the corporation.
EIGHTH: CHANGE OF CORPORATE ADDRESS.- By means of instrument number twenty one thousand four hundred seventy one, granted before Notary Public number one hundred ninety five in and for the Federal District, dated January seven, two thousand, without being provided with the registration information before the Public Registry of Property and Commerce of Guadalajara, State of Jalisco, and recorded before the Public Registry of Property and Commerce of Saltillo, State of Coahuila, dated May two, two thousand, in Book Five, Section CI and under Item number Four Hundred Thirty Two, GRUPO ALCOA, Sociedad Anónima de Capital Variable, changed its corporate address to the city of Saltillo, State of Coahuila and consequently, restated section fourth of the by-laws of the corporation.
NINTH.- EFFECTIVE BY-LAWS.- From the instruments listed below it can be concluded that the current CORPORATE NAME of the corporation is as aforesaid “GRUPO ALCOA”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, having its CORPORATE ADDRES in SALTILLO, STATE OF COAHUILA, A DURATION OF NINETY NINE YEARS, a VARIABLE CAPITAL STOCK and FOREIGNERS ADMISSION CLAUSE.
TENTH: RESOLUTIONS TO BE NOTARIZED: The Minutes of the General Extraordinary Meetings of Shareholders of GRUPO ALCOA, S.A. DE C.V., which was held at the corporate address of the corporation November seven (7), two thousand seven (2007) is hereinafter transcribed:
GENERAL EXTRAORDINARY MEETING
OF SHAREHOLDERS OF
GRUPO ALCOA, S.A. DE C.V.
NOVEMBER/2007
In Saltillo, Coahuila, Mexico, at 10:00 o’clock, on this day November 7th, 2007, at the corporate address of GRUPO ALCOA, S.A. DE C.V., Mr. Jose Soto Soberanes, acting on behalf of Alcoa International Holdings Company, and Mr. Francisco Jose Barbosa Niembro, acting on behalf of Alcoa Securities Corporation, met in order to hold a General
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
Extraordinary Meeting of Shareholders. Mr. Alvaro Soto González attended the Meeting as special guest of the shareholders. Mr. Jose Soto Soberanes was appointed by unanimous vote of all those who were present at the meeting as Chairman of the Meeting and Mr. Francisco Jose Barbosa Niembro acted as Secretary.
The Chairman of the Meeting appointed Mr. Alvaro Soto González as examiner, who after accepting such appointment and verifying the corresponding documentation, certified that all shares representing the capital stock of GRUPO ALCOA, S.A. DE C.V., were represented at the Meeting, according to the following distribution:

	SHARES	SHARES
	MINIMUM FIXED	VARIABLE CAPITAL
SHAREHOLDERS	CAPITAL	STOCK	VOTES
Alcoa	1,436,603	8,032,249	9,468,852
International Holdings Company Alcoa Securities Corporation	0	10,370,608	10,370,608

TOTAL:	1,436,603	18,402,857	19,839,460
Since all shares of capital stock were represented thereat, the Chairman called the Meeting to order and declared that all resolutions adopted thereat shall be valid, according to provisions of Article 188 of the General Law of Business Corporations.
Then, the Chairman submitted to the consideration of the shareholders the agenda described below, which were approved by unanimous vote of those who were present thereat:
AGENDA
1. Proposal of transformation of the business corporation form a Sociedad Anónima de Capital Variable into a Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation);
2. Discussion and approval of the new by-laws of the Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation);
3. Miscellaneous resolutions, according to the new corporate reality; and
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
4. Appointment of delegates.
ITEM ONE. With reference to the first item of the agenda, the Chairman of the Meeting informed the shareholders that he had received a notice from the management of the corporation, informing that it would be convenient to discuss the grounds for the transformation of the corporation, which as of such date had been operating as a Sociedad Anónima de Capital Variable (a business corporation), in order to transform it into a Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation).
This, as stated by the Chairman of the Meeting, is in response to the need and convenience to adopt a new legal organization in such manner that GRUPO ALCOA, S.A. DE C.V. is able to better comply with its corporate purpose.
On such regards, the Chairman of the Meeting read the draft containing the new corporate by-laws which was provided to him by the management of the corporation.
The shareholders, after analyzing and discussing the proposal submitted by the Chairman of the Meeting, adopted the following by unanimous vote:
RESOLUTIONS ADOPTED
BY THE
GENERAL EXTRAORDINARY MEETING OF SHAREHOLDERS
“1.- The General Extraordinary Meeting of Shareholders hereby resolves by unanimous vote, to authorize the transformation of the corporation GRUPO ALCOA, S.A. DE C.V., from a form a Sociedad Anónima de Capital Variable into a Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation) under the terms set forth below.
2.- The corporation shall keep the corporate name “GRUPO ALCOA” to be followed by the Words “Sociedad de Responsabilidad Limitada de Capital Variable” or by the abbreviation “S. DE R.L. DE C.V.”
3.- By means of organizational provision, upon agreement of the shareholders of the corporation and as set forth by the law, GRUPO ALCOA, S. DE R.L. DE C.V. from the effective date of the transformation shall become in the holder and owner of any and all assets, rights, prerogatives and licenses or authorization which have been granted as of this date to GRUPO ALCOA, S.A. DE C.V. In turn, GRUPO ALCOA, S. DE R.L. DE C.V.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
shall absorb and become liable of the accurate compliance with any and all obligations, liabilities, debts, commitments and responsibilities existing as of this date as assumed by GRUPO ALCOA, S.A. DE C.V.
4.- The shareholders hereby state that such transformation is not intended to commit fraud against third parties and that all payments of any amounts payable shall be made by the corporation so transformed. Consequently, according to and for the purposes of provisions of article 225 of the General Law of Business Corporations, the shareholders agree that payment of all debts of the corporation shall be assumed by the transformed corporation in the same terms and conditions as those existing before the transformation thereof.
5.- The shareholders of GRUPO ALCOA, S.A. DE C.V., agree that the effective date of the transformation (hereinafter referred to as the “Transformation Effective Date”) shall be at 00:01 hours on December 1, 2007, provided that as of such date, the notarization of these resolutions has been duly recorded before the Public Registry of Commerce of the corporate address of the corporation.
6.- Once the transformation of the corporation is effective on the Transformation Effective Date, the corresponding notices of transformation shall be submitted before the competent authorities of the Ministry of Treasury and Public Credit and before any other incumbent instrumentalities, of either the Federal, State and Municipal government of the corporate address of the corporation.
7.- The corresponding transformation resolutions are to be immediately recorded before the Public Registry of Commerce of the corporate address, and the corresponding notice of transformation is to be published in the Official Gazette of Coahuila, as well as the latest general sheets of the corporation, in compliance with provisions of Article 223 of the General Law of Business Corporations.
8.- The effects of the transformation of the corporation into a Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation) shall be effective from the Transformation Effective Date.
9.- It is hereby ordered to make the corresponding entries of the Transformation Effective Date in the corporate books of the corporation, stating that the corporation has
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
been transformed and that thereafter all the corresponding records shall be adopted according to the applicable laws to Limited Liability Corporations.”
ITEM TWO. With reference to the second item of the agenda, the Chairman of the Meeting told the shareholders than once the transformation of the corporation into a Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation) was authorized, they should discuss and approve the new by-laws of GRUPO ALCOA, S. DE R.L. DE C.V, which shall become effective from the Transformation Effective Date.
On these regards, the Chairman of the Meeting read the draft of the by-laws of the corporation submitted by the management of the corporation GRUPO ALCOA, S.A. DE C.V.
After analyzing and discussing the above mentioned proposal, the shareholders adopted the following by unanimous vote:
IT IS RESOLVED:
1.- The General Extraordinary Meeting of Shareholders, by unanimous vote adopts the following by-laws which shall become effective from the Transformation Effective Date and which from such date shall govern the corporate relationships, rights and obligations existing among the partners and between the latter and their employees, third parties or any other interested parties, and between such partners and the Sociedad de Responsabilidad Limitada de Capital Variable (a Limited Liability Corporation), provided that the formal requirements set forth in the resolutions contained in the minutes of this Meeting are duly complied with:
BY-LAWS OF
GRUPO ALCOA, S. DE R.L. DE C.V.
ARTICLE ONE
NAME, ADDRESS, PURPOSE, DURATION AND NATIONALITY
SECTION ONE.- LEGAL REGIME.- The corporation is a sociedad de responsabilidad limitada de capital variable (a limited liability corporation with variable capital stock) to be governed under these by-laws and as for anything not provided for herein, the provisions of the General Law of Business Corporation and of the Law of Foreign Investment shall apply.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
SECTION TWO.- NAME.- The name of the Corporation is “GRUPO ALCOA” to be followed by the words “SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE” or by its abbreviation “S. DE R.L. DE C.V.”.
SECTION THREE.- ADDRESS.- The corporate address of the Corporation shall be in the City of Saltillo, Coahuila, Mexico, without prejudice to the establishment of agencies, branches or representation offices anywhere else within the Mexican Republic or abroad and to determine conventional addresses.
SECTION FOUR.- CORPORATE PURPOSE.- The corporate purpose of the corporation shall include the following activities: 1.- To promote, build, establish, organize, sponsor, exploit, manage and represent all kind of business corporations or partnerships of any other nature, both domestic and foreign, including the acquisition, negotiation, custody and conveyance of shares, bonds, debentures and of all kind of negotiable instruments, securities and stock in general of such corporations or partnerships; 2.- To acquire, convey, install, operate, build, import, export and purchase all kind of products, machinery and equipment or vehicles; including, without limitation, to purchase and sell, transform, distribute and trade with all kind of metallic and non-metallic products in general; 3.- To represent third parties in the United Mexican States or abroad acting as agent, mediator, commission agent, representative, distributor or in any other capacity; 4) To request and obtain from the federal authorities all kind of exportation promotion programs, including without limitation the Program to Perform Manufacturing and Sub-Manufacturing Operations under any modality thereof and Sector Promotion Programs for the promotion and support of exportation, foreign trade and manufacturing and sub-manufacturing activities, including obtaining a registration as Highly Exporting Company (“ALTEX” as per its initials in Spanish ‘Empresa Altamente Exportadora’), as well as to obtain all authorized programs for companies with Programs for the Exportation Manufacturing Industry, according to the Executive Order for the Promotion of Manufacturing, In-Bond Manufacturing and Exportation Services Industry; 5) To request and obtain from federal, state and/or municipal authorities, whether centralized or decentralized, including the Ministry of Treasury and Public Credit, all kind of authorizations, permits and renovations directly or indirectly related to the establishment of customhouse deposits; 6) To maintain all kind of legal, trading and industrial relationships with individuals or legal entities to
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
purchase, process, develop, supply, deposit, lease, sale, distribute, manufacture and assembly all kind of products or merchandise and the parts, accessories and components thereof; 7) To provide administrative, technical counseling and services of any kind which are not limited under the Foreign Investment Law in support of subsidiaries or affiliates; 8) To hire advertisement services for itself or its affiliates in Mexico; 9) To establish, lease, operate and acquire all kind of industrial plants, warehouses, exhibition rooms, facilities, offices and any other kind of real estate property or establishments necessary to perform its corporate purpose; 10) To acquire, own, lease, sell and trade stocks, shares and other negotiable instruments in Mexico or abroad; 11) To acquire, own, lease and sell all kind of real estate or personal property necessary to perform with its corporate purpose, including the formalization of trusts on property and other kind of transactions permitted under the law; 12) To hire employees, managers and directors, agents, commission agents, attorneys-in-fact, representatives, intermediaries of all kind and distributors necessary to perform its corporate purpose; 13) To grant or accept all kind of financing with or without security, to grant encumbrances, issue and negotiate all kind of negotiable instruments, including granting its own security and joint and several guarantees to third parties; 14) To establish administrative offices, agencies, facilities and branches in Mexico and abroad; 15) To obtain, acquire and own all kind of patents and trademarks and any other industrial and intellectual property rights and copyrights in Mexico and abroad; 16) To receive and grant all kind of powers of attorney, to delegate them to its employees and executive officers, and to revoke them at any time; 17) To represent or act as agent of all kind of commercial or industrial companies, domestic or foreign and to invest in the sale and trading of their products and services; and 18) In general, to carry out and enter into all kind of legal actions and agreements, whether of civil, commercial and administrative nature related to its corporate purpose.
SECTION FIVE.- DURATION.- The duration of the corporation shall be of ninety nine (99) years from the organization date, which shall be automatically extended for a period f ninety nine (99) years, unless otherwise resolved by the extraordinary meeting of partners.
SECTION SIX.- NATIONALITY.- The corporation shall be of MEXICAN NATIONALITY, with the participation of individuals and/or legal entities of Mexican or foreign nationality; the founding partners and as to anything regarding any future partners that may be part of
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
the corporation agree that: “Any alien that, upon incorporation of the corporation or at any time thereafter acquires any shares of stock or partnership interest therein, formally agrees before the Ministry of Foreign Affairs to be deemed as a Mexican national with regards to any shares or interests he/she may acquire or hold, and regarding the goods, rights, concessions, equity stock or interests held by the corporation, or related to the rights and obligations derived from any agreements entered into by and between the corporation and the Mexican governmental agencies, it being further understood that such alien agrees not to invoke the protection of his or her government, under penalty of forfeiting such shares or interests to the United Mexican States.”
ARTICLE TWO
CAPITAL STOCK AND SHARES
SECTION SEVEN.- CAPITAL STOCK.- The capital stock shall be integrated by a fixed portion and by a variable portion. The minimum fixed portion of capital stock is of Three Thousand Pesos Mexican Currency 00/100 (MEX $3,000.00) fully subscribed and paid by the partners. The variable portion of the capital stock of the corporation shall be unlimited. The stock representing the capital stock of the corporation shall be of two series, Series “A” representing contributions of Mexican partners and Series “B” representing contributions of foreign partners. The stock representing the fixed portion of capital stock shall be Series “A-1” and “B-1”, respectively. The stock representing the variable portion of capital stock shall be Series “A-2” and “B-2”, respectively. The value of contributions made in kind shall be authorized and approved by the partners. No partner may own more than one stock of the corporation in the same series of stock of capital stock. If any partner makes a new contribution or acquires a stock in full or in part from a co-owner, the value of his/her stock of capital stock shall be increased accordingly. The Meeting of Partners authorizing any increase in capital stock shall determine the characteristics and conditions of such increase and of the stocks to be issued.
SECTION EIGHT.- CERTIFICATES OF STOCK.- The Corporation shall issue certificates of stock which may not be deemed as negotiable instruments. The transfer of stocks, to the extent such transfer is authorized under the terms of the by-laws of the corporation, shall be carried out by entering into the corresponding agreements. The partners of this
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
limited liability corporation shall be entitled to one vote per each Peso Mexican Currency (MEX $1.00) representing his/her stock.
SECTION NINE.- REGISTRY OF PARTNERS.- The corporation shall keep a registry of partners which shall contain the name, nationality and address of each partner, as well as the number of votes that each partner is entitled to vast by virtue of the stocks they own. Any assignment of stocks performed by the partners, to the extent it was authorized under the terms of these by-laws, shall be recorded in the above mentioned book of registry, which entries shall be signed by the Managing Director or by the Secretary, or by the Board of Directors, or by a legal representative of the corporation that has been granted with a general power of attorney for acts of administration.
SECTION TEN.- INCREASE IN CAPITAL STOCK AND ASSIGNMENT OF STOCKS OR CONTRIBUTIONS FROM NEW PARTNERS. The capital stock of the corporation may be increased through resolution of the extraordinary Meeting of partners, except in the events of increase or reduction of the variable portion of capital stock, which may be performed through resolution of the ordinary Meeting of partners. In the event of increase of capital stock, the partners shall have in proportion to the value of the stocks they own, the right of first refusal to subscribe the proposed increase. This right of first refusal shall be exercised within fifteen (15) days after the date of the notice of the resolution under which the increase of capital stock was approved and the temporary admission of a new partner. However, if at the time of voting all capital stock is met, whether in person or by proxy, such period of time shall be counted from the date on which the Meeting was held and the partners shall be deemed as notified of the resolution authorizing the increase in the capital stock of the corporation.
The corporation shall keep a book of record of variations in capital stock in which any increase or reduction of capital stock shall be recorded, and which entries shall be signed by the Managing Director or by the Secretary of the Board of Directors and/or by a legal representative of the corporation that has been granted with a general power of attorney for acts of administration.
ARTICLE THREE
MANAGEMENT
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
SECTION ELEVEN.- MANAGEMENT OF THE CORPORATION.- The businesses of the corporation shall be managed by a Managing Director or a Board of Directors. Directors shall be appointed at the ordinary Meeting of partners. The Managing Director or Directors do not need to be partners of the corporation, and once they are appointed shall remain in office until their substitutes are appointed and take their offices. Likewise, the corporation may appoint one Director to act as Ancillary Secretary without being entitled to vote. The Managing Director or Directors shall be entitled to receive remuneration, and if any, such remuneration shall be determined by the ordinary Meeting of partners. The Managing Director or Director may be removed at any time by the ordinary Meeting of partners.
The Board of Directors acting jointly, or the Managing Director of the corporation, as the case may be, shall have the following powers and authority to manage the corporation:
A. GENERAL POWER OF ATTORNEY FOR ACTS OF ADMINISTRATION. Including all general and special powers that must be expressly set forth according to law, under the terms of second paragraph of Article 2554 of the Civil Code in force of the Federal District and relative articles of the Federal Civil Code and of the Civil Codes of the States of the Mexican Republic, and to grant and execute all kind of public and private documents, waivers, statements of civil, commercial, administrative or any other nature according to Law, to sign and execute all kind of tax returns, including the ones related to Social Security, Savings Retirement Fund (SAR as per its initials in Spanish ‘Fondo de Ahorro para el Retiro’), National Fund Institute for Workers Housing (Infonavit as per its initials in Spanish ‘Instituto del Fondo Nacional de la Vivienda para los Trabajadores’), and those corresponding to federal and local taxes of any nature whatsoever, including payroll taxes. The powers granted herein shall include the power to submit all kind of requests, consultations, actions and applications of any nature whether federal, state and/or municipal, including requests for value added tax devolution. This also includes requests of all kind of permits and/or authorizations before any governmental agency, importation and exportation permits related thereto, and all kind of procedures and processes of customs matters before the Ministry of Treasury and Public Credit, and before any other instrumentality whether federal, state or municipal.
B. GENERAL POWER OF ATTORNEY FOR LAWSUITS AND COLLECTIONS. Including all general and special powers that must be expressly set forth according to law,
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
under the terms of first paragraph of Article 2554 of the Civil Code in force of the Federal District and relative articles of the Federal Civil Code and of the Civil Codes of the States of the Mexican Republic, and to exercise the above mentioned powers before all kind of individuals and judicial and administrative authorities, whether of civil, criminal, and labor nature, local and federal; specially to withdraw from litigation, submit to arbitration, make and answer interrogatories, challenge judges, accept assignments of assets, receive payments and grant receipts and cancellations, prosecute civil, commercial, fiscal, administrative and any other kind of actions, civil or criminal actions, including filing and/or withdrawal from the “amparo” lawsuit acting on behalf of the Corporation and to withdraw from them, to submit all kind of criminal complaints, accusations, filing charges or claims of any kind, to represent the corporation at any criminal proceeding, to assist the Attorney General’s Office, to grant pardons when applicable, to submit evidence during criminal procedures under provisions of Article Nine of the Procedural Criminal Code of the Federal District and relative articles of the Criminal Codes of the States of the Mexican Republic and of the Federal Criminal Procedural Code.
C. SPECIAL POWER OF ATTORNEY IN LABOR MATTERS. Including all employer representation powers under the terms and for the purposes of Articles 11, 46, 47, 134 Section III, 523, 692 Sections I, II and III, 786, 878, 880, 883 and 884 of the Federal Labor Law; this power of attorney and the employer representation granted herein shall be exercised according to the following powers, which are inclusive but not limited, being able to act before unions with which the corporation has entered into collective bargaining agreements; before employees individually considered, and in general, for all employee-employer matters to be exercised before any Labor and Social Service authority as referred to in Article 523 of the Federal Labor Law; to appear before the Conciliation and Arbitration Boards, whether local or federal; consequently to represent the employer for the purposes of Articles 11, 46 and 47 of the Federal Labor Law and to represent the corporation in order to evidence the capacity and authority to appear before the court and outside the court, under the terms of Article 692 Sections II and III of the Federal Labor Law; to appear at the court during testimonies to be submitted under the terms of Articles 787 and 788 of the Federal Labor Law, including the powers to make and answer interrogatories and submit evidence in all parts thereof; the attorneys-in-fact may
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
determine a conventional address to hear and receive any notices upon summons, under the terms of Article 876 of the Federal Labor Law; to appear as employer assuming full and sufficient liability at the hearings referred to in Article 873 of the Federal Labor Law during the three stages thereof: conciliation, complaint and defenses, and to evidence submission and admission, under the terms of Articles 875, 876 Sections I and IV, 877, 878, 879 and 880 of the Federal Labor Law; to attend the evidence submission hearing under the terms of Articles 883 and 884 of the Federal Labor Law; to make settlements, enter into transactions and take all kind of decisions, to negotiate and execute labor agreements; likewise, to enter into individual and collective bargaining labor agreements and to terminate or rescind them.
D. POWER OF ATTORNEY FOR STOCK EXCHANGE AND BANKING MATTERS. Including all powers necessary to: (i) Enter into, issue and execute all kind of credit operations evidenced in public or private documents, and the power to execute, endorse, guarantee, collect, accept, and in general to negotiate negotiable instruments, under the terms of Articles 9 and 85 of the General Law of Negotiable Instruments and Credit Operations; and (ii) general power of attorney for banking matters to perform on behalf of the corporation any kind of proceedings and banking transactions, to open, manage and cancel all kind of accounts and banking transactions, including the power to give instructions to financial institutions on the individuals authorized to sign checks, make deposits, withdrawals or endorsements in all kind of bank accounts.
SECTION TWELVE.- MEETINGS OF THE BOARD OF DIRECTORS.- Directors shall hold their meetings at the corporate address of the corporation, unless otherwise determined through majority vote. Resolutions adopted by Directors shall be valid if adopted by majority vote. In the event of a tie, the Chairman of the Board of Directors shall have the casting vote. At each meeting the corresponding minutes shall be prepared and signed by the Chairman of the Board of Directors and another Director, to be recorded in the book to be kept by the corporation for such purposes. If the Chairman of the Board of Directors fails to attend the meeting, it shall be presided by any other Director. In order to determine the annual budget for expenses, investments and expenditures, the Board of Directors shall receive from the officers of the corporation the documentation, receipts, invoices, budgets and any other ideal documentation in order to be able to determine the economic
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
and financial conditions of the corporation and the budget. The partners of the corporation shall adopt the resolutions, when appropriate, acting within their authority.
SECTION THIRTEEN.- RESOLUTIONS ADOPTED BY UNANIMOUS VOTE OF THE DIRECTORS.- Any kind of resolution requiring the participation of the Directors, including those regarding the matters set forth in the preceding Section, may be adopted without a meeting of the Board of Directors, to the extent all Directors formalize the resolution they have decided to adopt in writing and unanimously. In the event that the meeting of the Board of Directors requires prior notice, under the terms of these by-laws or under the provisions of the General Law of Business Corporations, the Directors shall be deemed as waiving such notice of meeting if they state so in writing, before or after formalizing the above mentioned resolution in writing, which shall be equivalent to due notice of meeting delivered to the Directors to adopt any resolution.
SECTION FOURTEEN.- LIABILITY OF DIRECTORS.- The liability of the Managing Director or of the Directors shall be governed under provisions of Article 76 of the General Law of Business Corporations.
SECTION FIFTEEN.- POWERS OF THE MANAGING DIRECTOR OR OF THE BOARD OF DIRECTORS.- Additionally to the powers conferred upon the Managing Director or the Board of Directors, as the case may be, under these by-laws, they shall also act as legal representatives of the corporation, and consequently shall be granted with al kind of powers of attorney for acts of administration, for lawsuits and collections, including the special powers that must be expressly set forth according to law, under the terms of the two first paragraphs of Article Two Thousand Five Hundred Fifty Four (2554) of the Civil Code in force of the Federal District, and relative articles of the Federal Civil Code and of the Civil Codes of the States of the Mexican Republic; likewise, the Managing Director or the Board of Directors, as the case may be shall have a general power of attorney to execute, negotiate, endorse or secure negotiable instruments and to perform credit transactions on behalf of the corporation, including all type of banking, stock exchange and credit proceedings and transaction, under the terms of Articles Nine and Eighty Five of the General Law of Negotiable Instruments and Credit Operations; to file and answer complaints, to challenge judges, to make settlements, to submit to arbitration, to make and receive payments, to enter into agreements, to represent the corporation at all kind of
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
litigation or civil, commercial or labor proceedings, to make and answer interrogatories, to file criminal complaints or accusations and ratify them, to assist the Attorney General’s Office, to withdraw from criminal complaints or accusations and to grant pardons, if applicable, to perform before administrative authorities all kind of remedies and procedures in all matters that are for the interest of the corporation, to submit all kind of actions, including the “amparo” lawsuit, and to withdraw from them and from the “amparo” lawsuit.
Without prejudice to the above mentioned powers, the Managing Director or the Board of Directors, as the case may be, may perform the following actions, including without limitation:
a) Representing the corporation before all judicial, administrative or labor authorities in the exercise of the above mentioned powers;
b) To perform all actions and transactions consistent with the performance of the corporate purpose;
c) To enter into, grant and execute all kind of credit transactions evidenced whether in public or private documents, and the power to issue, endorse, secure, collect, accept and in general to negotiate negotiable instruments under the terms of Articles 9 and 85 of the General Law of Negotiable Instruments and Credit Operations, and to act on behalf of the corporation in the performance of all kind of banking procedures and transactions, to open, manage and cancel all kind of accounts and bank transactions, including the power to give instructions to financial institutions regarding the individuals authorized to sign checks, to make deposits, withdrawals or endorsements from all kind of bank accounts.
d) To appoint and revoke officers, executives and employees of the corporation and to determine their powers, obligations and remuneration;
e) To grant, delegate, substitute and revoke general and/or special powers of attorney with the powers they may deem convenient;
f) To call to ordinary or extraordinary Meetings and execute the resolutions adopted thereat; and
g) Create and/or enter into all kind of encumbrances or security regarding the assets of the corporation.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
The Chairman of the Board of Directors shall have the powers and authority referred to in this Section and in the preceding paragraphs, upon adoption of the corresponding resolutions of the Board of Directors of the corporation.
SECTION SIXTEEN.- POWERS OF THE MANAGING DIRECTOR, MANAGER AND CHAIRMAN.- The Managing Director or the Director and Chairman, as the case may be, shall be the legal representative of the Directors, of the corporation and shall execute the resolutions without need of special resolution instructing him/her on the execution of such resolutions.
SECTION SEVENTEEN.- DIRECT ADMINISTRATION.- The direct administration of the corporation shall be entrusted upon one or more officers or executives, and shall be appointed by the Managing Director or by majority vote of the Directors, as the case may be, or at an ordinary or extraordinary Meeting of partners. Such officers and executives shall have the powers and obligations as the Managing Director or Directors may determine through the Director and Manager or as determined by the partners at the time of their appointment and of granting them any necessary powers. Such officers shall remain in office until they are revoked from them upon resolution of the Directors or of the ordinary or extraordinary Meeting of partners.
SECTION EIGHTEEN.- GUARANTEES.- The Managing Director or the Managers are not required to grant a performance surety bond when accepting their offices.
ARTICLE FOUR
SURVEILLANCE
SECTION NINETEEN.- SURVEILLANCE.- The surveillance of the corporation shall be entrusted upon one Surveillance Committee to be appointed by the partners at an ordinary Meeting or through unanimous vote of the partners. Such Board shall have two or more members.
SECTION TWENTY.- NEW MEMBERS OF THE SURVEILLANCE COMMITTEE.- The members of the Surveillance Boar do not need to be partners of the corporation and shall hold their office until they are revoked by the ordinary Meeting of partners and may be reelected and holding their offices until their substitutes are appointed.
SECTION TWENTY ONE.- LIMITATIONS OF THE MEMBERS OF THE SURVEILLANCE COMMITTEE.- The members of the Surveillance Committee may not be:
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
a. Those individuals who according to Law are not permitted to practice trading activities; and
b. Any blood relatives of the Directors with no limitation of degree and in-laws to the second degree.
SECTION TWENTY TWO.- POWERS AND OBLIGATIONS.- The powers and obligations of the members of the Surveillance Committee are:
a. To perform an assessment of the transactions, documentations, records and other supporting evidence in the degree and extension necessary to overlook transactions according to the duties set forth by the Law and to prepare the report referred to in the next paragraph;
b. To submit on annual basis before the general ordinary Meeting a report on the truthfulness, sufficiency and reasonability of the documentation provided by the Managing Director or by the Board of Directors, as the case may be, before the Meeting of partners. Such report shall include at least the following:
1. The opinion of the Surveillance Committee on whether or not the accounting and information policies and criteria observed by the corporation are proper and sufficient, taking into consideration the specific conditions of the corporation;
2. The opinion of the Surveillance Committee on whether or not the accounting policies and procedures have been applied consistently by the Managing Director or the Board of Directors;
3. The opinion of the Surveillance Committee on whether or not, and consequently, the information provided by the Managing Director or by the Board of Directors reflects on a true and sufficient manner the financial condition and results of the corporation;
c. Any other obligations set forth by the Law.
SECTION TWENTY THREE.- GUARANTEES.- The members of the Surveillance Committee are not required to grant a performance surety bond.
ARTICLE FIVE
MEETINGS OF PARTNERS
SECTION TWENTY FOUR.- MEETINGS OF PARTNERS.- The Meeting of partners duly called is the main management body of the corporation and its resolutions are binding even for absent or dissenting partners.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
SECTION TWENTY FIVE.- TYPES OF MEETINGS.- The Meetings of partners shall be ordinary and extraordinary. Except for extraordinary meetings all meetings shall be ordinary, including those resolving on the increase or reduction of the variable portion of capital stock. The Meetings hold to transact any of the following businesses shall be extraordinary:
1. Increase or reduction of contributions to the fixed capital stock owned by the partners;
2. Restatement of the by-laws;
3. Merger, spin-off or transformation of the corporation;
4. Early dissolution of the corporation; and
5. Any other business to be transacted at an extraordinary Meeting under the provisions of these by-laws or according to law.
Resolutions may be adopted by unanimous vote without need of a Meeting of partners, provided that all the terms and conditions set forth in Article 82 of the General Law of Business Corporations are met. In these cases, certified mail whether of the Mexican or American postal service with acknowledgment of receipt required may be used. The partners representing more than one third of the capital stock of the corporation shall be entitled to call a Meeting under the terms of second paragraph of Article 82 of the General Law of Business Corporations.
SECTION TWENTY SIX.- ANNUAL MEETING.- The ordinary Meeting shall be held at least once a year within the four months after the closing date of the fiscal year, and shall resolve, besides the matters included in the agenda, the following businesses:
a. To discuss, approve or modify the report of the management of the corporation referred to in Section Thirty Sixth of these by-laws, and the annual budget for expenses, investments and expenditures proposed by the Managing Director and the Board of Directors, as the case may be, for the corresponding year, taking into consideration the report of the Surveillance Committee, besides adopting any measures as the partners may deem appropriate;
b. To appoint, confirm and/or remove the Managing Director or the members of the Board of Directors, as the case may be, and the members of the Surveillance Committee;
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
c. To determine the remuneration payable to the Managing Director and Directors and to the members of the Surveillance Committee.
SECTION TWENTY SEVEN.- NOTICE OF MEETING.- The notice of ordinary or extraordinary Meetings of partners shall be made by the Managing Director or by the Directors, or by the members of the Surveillance Committee; however, the partners representing at least thirty three percent (33%) of stocks of capital stock, may request in writing at any time to the Managing Director or Directors, or to the Surveillance Committee to call an ordinary or extraordinary meeting to transact the businesses indicated in their request.
If the Managing Director or Directors, or to the Surveillance Committee fail to make the notice within fifteen (15) days after the date of the request, a Civil Judge or a District Court of the address of the corporation shall make such notice, upon request of the interested parties representing at least thirty three percent (33%) of stocks of capital stock, who in turn shall evidence their capacity as partners.
The notice of ordinary and extraordinary Meetings shall be made through notice sent via certified mail with acknowledgement of receipt required, to the address determined by each partner in the book of partners even if such address is located abroad, within at least eight days before the date of the meeting, unless otherwise resolved by unanimous vote of the partners.
SECTION TWENTY EIGHT.- MEETINGS WITH THE ATTENDANCE OF ALL PARTNERS.- The Meeting may be held without need of notice of meeting neither the notice sent via certified mail as referred to before, nor any resolutions adopted thereat shall be duly effective in the following events:
a. If from the beginning to the end of the Meeting the hundred percent (100%) of stocks of capital stock is represented thereat.
b. If the Meeting is held after a prior Meeting and at such prior meeting the date and time of adjournment was determined, to the extent additional businesses than the one transacted at the first meeting are to be transacted.
This provision shall not apply to resolutions adopted by the partners under the unanimous consent rules set forth in Article 82 of the General Law of Business Corporations.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
SECTION TWENTY NINE.- REPRESENTATION.- Partners shall be entitled to be represented at the Meeting by the individual or individuals they appoint through proxy signed by the interested party and two witnesses. Partners may not be represented by the Managing Director or by the members of the Board of Directors, or by members of the Surveillance Committee.
SECTION THIRTY.- MINUTES OF THE MEETINGS.- The minutes of the Meetings or the resolutions adopted by unanimous consent of the partners shall be recorded in the corresponding book and shall be signed by at least the Chairman and Secretary of the Meeting, and by the members of the Surveillance Committee that have attended the Meeting. In the event of resolutions adopted by unanimous vote, the Director and Chairman and any other Director shall certify the existence of the resolution and shall sign the book of minutes.
SECTION THIRTY ONE.- CHAIRMAN AND SECRETARY OF MEETINGS.- The Meetings shall be presided by the Managing Director or by the Director and Chairman, as the case may be, or by the person appointed by majority vote of the partners present thereat. The Secretary of the Meeting shall be appointed by majority vote of the partners present thereat.
SECTION THIRTY TWO.- RESOLUTIONS ADOPTED AT ORDINARY MEETINGS.- An Ordinary Meeting of partners shall be validly held upon first notice, if at least fifty one percent (51%) of stocks of capital stock are represented thereat and the resolutions shall be valid if adopted by the favorable vote of the partners representing the majority of stocks of capital stock, unless otherwise required by these by-laws stating a higher percentage for certain events.
SECTION THIRTY THREE.- RESOLUTIONS ADOPTED AT EXTRAORDINARY MEETINGS.- An Extraordinary Meeting of partners shall be validly held upon first notice, if at least seventy five percent (75%) of stocks of capital stock are represented thereat and the resolutions shall be valid if adopted by the favorable vote of at least half the partners representing all stocks of capital stock. However, in the event of change of the corporate purpose of the corporation, unanimous vote of partners shall be required.
SECTION THIRTY FOUR.- SECOND NOTICE OF MEETING.- If Ordinary or Extraordinary Meetings cannot be held on the date fixed in the first notice, a second or further notice
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
shall be made and the Meetings shall determine which items of the agenda shall be resolved, to the extent the quorum and voting requirements set forth for the first notice are complied with for this second or further notice.
SECTION THIRTY FIVE.- RESOLUTIONS OF THE GENERAL MEETING OF PARTNERS ADOPTED BY UNANIMOUS CONSENT.- Any kind of resolution or resolutions to be transacted at general ordinary or extraordinary meetings of partners may be adopted without a meeting without need of notice of meeting and shall be valid, provided that all partners formalize in writing by unanimous vote the resolution or resolutions so adopted, and the corresponding minutes shall be signed b y the partners entitled to vote the matter or matters in question.
ARTICLE SIX
FINANCIAL INFORMATION
SECTION THIRTY SIX.- ANNUAL REPORT.- The corporation through and under responsibility of the Managing Director or of the Board of Directors, as the case may be, shall submit before the annual ordinary Meeting of partners the annual report which shall include at least:
a. A report of the Managing Director or of the Board of Directors, as the case may be, regarding the general condition of the corporation during the year, and regarding the policies observed by the Managing Director or of the Board of Directors, as the case may be, related to the main existing projects;
b. Information on the main accounting and information policies and criteria observed for the preparation of the financial statements;
c. A statement showing the financial condition of the corporation as of the closing date of the fiscal year;
d. A statement showing duly explained and classified the statements of the corporation during the fiscal year;
e. A statement showing any changes in the financial condition of the corporation during the fiscal year;
f. A statement showing any changes in the items that are part of the assets of the corporation;
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
g. The notes necessary to supplement or clarify the information disclosed in the above mentioned statements.
The information mentioned before shall be attached with the report of the Surveillance Committee referred to in Section Twenty Second of these by-laws.
ARTICLE SEVEN
PROFITS AND LOSSES
SECTION THIRTY SEVEN.- PROFITS.- The any resulting profits shall be distributed as follows:
a. First: At least five percent (5%) shall be segregated to create and restore the legal reserve fund until it reaches twenty percent (20%) of the capital stock.
b. Second: The amounts determined by the Meeting for the creation of special reserve funds, prevision or reinvestment funds, if any.
c. Third: The amounts that correspond to employees and works under profit sharing requirements set forth by the Federal Labor Law.
d. Fourth: Once the partners approve the financial statements for the fiscal year, the remaining amount shall be capitalized, withheld by treasury and reinvested or distributed among all partners in proportion to their contribution or as determined by the Meeting.
SECTION THIRTY EIGHT.- LOSSES.- Any losses, if any, shall be redeemed by the existing reserves.
SECTION THIRTY NINE.- AMORTIZATION OF LOSSES.- No profit distribution can be made until the losses suffered in one or more previous years have not be restated or absorbed through the application of other items of the assets of the corporations, or if the capital stock has been reduced.
SECTION FORTY.- FOUNDERS.- Founding partners reserve no special profit sharing in the corporation in view of their character as founders.
ARTICLE EIGHT
LIQUIDATION OF THE CORPORATION
SECTION FORTY ONE.- DISSOLUTION AND LIQUIDATION.- The corporation shall be dissolved in the events set forth in Article two hundred twenty nine (229) of the General Law of Business Corporations.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
SECTION FORTY TWO.- LIQUIDATORS.- Upon dissolution of the Corporation, the liquidation process shall start which shall be entrusted upon one or more liquidators to be appointed at the extraordinary meeting of partners. If the corporation fails to appoint such liquidators, such appointment shall be made by a Civil or District Judge of the corporate address of the corporation, upon request of any partner.
SECTION FORTY THREE.- LIQUIDATION RULES.- Except for the expressed instructions given by the meeting resolving the dissolution of the corporation, the liquidation thereof shall be performed according to the following general rules: a. Upon conclusion of any pending business in the least detrimental manner for creditors and partners;
b. Upon preparing the general balance and inventories;
c. Upon collection of loans and payment of debts;
d. Upon transfer of the assets of the corporation and application of the proceeds thereof first to pay creditors and then to the benefit of partners in proportion to the amount of their interests of the corporation.
ITEM THREE. With reference to the third item of the agenda, the Chairman of the Meeting told the shareholders that in order to adapt the new corporate reality with the new by-laws and with the nature of the corporation, the following resolutions were necessary: a. Acknowledgement of original shares subscribed under the by-laws of GRUPO ALCOA, S.A. DE C.V., and which from the Transformation Effective Date should be converted into shares of stock of GRUPO ALCOA, S. DE R.L. DE C.V. Likewise, the Chairman of the Meeting recommended the authorization to cancel the corresponding certificate of shares and the issuance of certificates of stock corresponding to the new shares of stock.
b. The appointment or ratification of the members of the Board of Directors or of the Managing Director, as the case may be, and the determination of their powers.
c. The appointment or ratification of the officers of the corporation, and the determination of their powers.
d. The appointment or ratification of the members of the Surveillance Committee, and the determination of their powers.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
The shareholders, after analyzing and discussing the proposal made by the Chairman of the Meeting, adopted the following by unanimous vote:
IT IS RESOLVED
1. To acknowledge and account for any and all shares issued in favor of the shareholders of GRUPO ALCOA, S.A. DE C.V., which are duly recorded in the book of shareholders of GRUPO ALCOA, S.A. DE C.V. Consequently, by virtue of the transformation of the corporation into a Limited Liability Corporation, which shall become effective from the Transformation Effective Date, it is hereby ordered to acknowledge the economic value represented by such shares, in such manner that according to the original value thereof, each partner of the corporation is acknowledged as holding the stocks having the economic value equivalent to the shares they owned.
2. It is hereby ordered that as of the Transformation Effective Date, all certificates of share s representing the capital stock of GRUPO ALCOA, S.A. DE C.V. are submitted for cancelation and that such certificates are kept at the Treasury of the corporation.
3. It is hereby certified that according to provisions of Article 62 of the General Law of Business Corporations and of the by-laws of GRUPO ALCOA, S. DE R.L. DE C.V., the corporation, from the Transformation Effective Date shall reclassify and homologate the value of the capital stock of the corporation in such manner that the minimum fixed capital stock of GRUPO ALCOA, S. DE R.L. DE C.V. is in the amount of Three Thousand Pesos 00/100 Mexican Currency (Mex $3,000.00) represented by Series “A-1” or “B-1” stocks, accordingly, and the amount of one hundred seventy nine million six hundred twenty two thousand six hundred forty seven Pesos 58/100 Mexican Currency (Mex $179,622,647.58) shall correspond to the variable portion of the capital stock of the corporation, to be represented by Series “A-2” and “B-2” stocks, accordingly.
4. The shares comprising the capital stock of GRUPO ALCOA, S.A. DE C.V. shall be transformed from the Transformation Effective Date into stocks, conferring each partner one stock and it is hereby determined that for each One Peso 00/100 Mexican Currency (Mex $1.00) one vote shall be conferred. Consequently, each partner shall hold one stock which shall represent an integral value and one vote per each One Peso 00/100 Mexican Currency (Mex $1.00) of the original contribution.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
5. Each new stock shall have a par value equivalent to the par value of the former shares of GRUPO ALCOA, S.A. DE C.V. In view of the foregoing, the stocks of GRUPO ALCOA, S. DE R.L. DE C.V. shall have an “A” Series representing contributions made by Mexican partners and “B” Series representing contributions made by foreign partners. Stocks representing the fixed portion of capital stock shall be “A-1” and “B-1” Series, respectively. Contributions representing the variable portion of capital stock shall be “A-2” and “B-2” Series, respectively. The stock of the corporation, from the Transformation Effective Date shall be distributed as follows:

	STOCK		VALUE
	SERIES		SERIES
SHAREHOLDERS	“B-1”	“B-2”	“B-1”	“B-2”	VOTES
Alcoa	1	1	$3,000.00	$85,357,185.17	85,360,185.17
International Holdings Company Alcoa Securities Corporation		1		$94,265,462.21	$94,265,462.21

TOTAL:	1	2	$3,000.00	$179,622,647.58	179,625,647.58
6. The above mentioned stock, from the Transformation Effective Date shall be rendered as stock contributions of the initial capital stock of GRUPO ALCOA, S. DE R.L. DE C.V., according to provisions of Article Seven of the by-laws. The General Meeting of Partners, acting according to provisions of the corporate by-laws shall determine the characteristic and Series corresponding to any future contribution made by the partners.
7. It is hereby resolved that on the Transformation Effective Date, the certificates of stock contributions are to be delivered as stock of the corporation in favor of any and all partners, provided that such certificates shall not be deemed as negotiable instruments but shall only be deemed as a mere acknowledgement of the contributions made by each partner.
8. It is hereby resolved that on the Transformation Effective Date the Book of Shareholders of GRUPO ALCOA, S.A. DE C.V. is cancelled and on that same date, the
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
Book of Partners of GRUPO ALCOA, S. DE R.L. DE C.V. is to be opened, under the terms of the applicable laws.
9. It is hereby certified that the management of GRUPO ALCOA, S. DE R.L. DE C.V., once the transformation of the corporation is effected, shall be entrusted upon a Board of Directors to be integrated as follows, by ratifying the offices of the members of the Board of Directors of the transformed corporation, and by making the corresponding appointments according to the following:

DIRECTOR	TITLE
CHARLES THOMAS COX	CHAIRMAN
ROBERT EUGENE SMITH JESÚS ARMANDO	DIRECTOR
COVARRUBIAS SANCHEZ	TREASURER
DONNA CALLANDER DABNEY	SECRETARY

10.	The appointment of Ms. DIANE BURG THUMMA as officer of the corporation is hereby ratified in such manner that from the effective date of the transformation of the corporation she holds the following office:

OFFICER	TITLE
DIANE BURG THUMMA	ASSISTANT SECRETARY NOT A MEMBER OF THE BOARD OF DIRECTORS
11. Unless otherwise determined by the General Meeting of Partners, effective from the Transformation Effective Date, Messrs. JORGE VALDEZ GONZALEZ and MIGUEL ANGEL PUENTE BUENTELLO are appointed as the members of the Surveillance Committee of GRUPO ALCOA, S. DE R.L. DE C.V., who shall jointly integrate the Surveillance Committee of the corporation.
12. The acceptance of the titles conferred upon the above mentioned individuals is hereby certified, who shall be members of the management and of the Surveillance Committee of GRUPO ALCOA, S. DE R.L. DE C.V., effective once the transformation of the corporation is effected without need of accepting or requiring any security whatsoever for the faithful performance of such titles, since it is not a requirement under the by-laws of the corporation.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
13. It is hereby certified that both the members of the Board of Directors, the above mentioned officers and the members of the Surveillance Committee of the Corporation, after the Transformation Effective Date of the corporation, shall have the authority, powers, rights and obligations set forth by law and in the by-laws of GRUPO ALCOA, S. DE R.L. DE C.V.
14. All powers of attorney previously granted by GRUPO ALCOA, S.A. DE C.V. are hereby ratified in the same terms and are herein incorporated by reference.
ITEM FOUR. With reference to the fourth item of the agenda, the shareholders adopted the following, by unanimous vote:
IT IS RESOLVED:
That Messrs. Rene Cacheaux Aguilar, Joseph Bradshaw Newton, Felipe Chapula Almaraz, Jorge Raúl Ojeda Santana, Robert Michael Barnett, Sergio Mario Ostos Iturbe, Antonio Gerardo Campero Pardo, Juan Francisco López Montoya, Mario Melgar Fernández, Ramón Concha Hein, Juan Antonio Hugo Franck Salazar, Floriberto Morales Molina, Justo Bautista Elizondo, Claudio Eloy Vázquez Cárdenas, Francisco José Peña Valdés, Miriam Name Almanza, Jorge Sanchez Cubillo, Francisco José Barbosa Niembro, José Soto Soberanes, Iker José Dieguez Bonilla, Roberta Villarreal Peña, Alvaro Soto González, Gil Miguel Sandoval Fernández, Adrián Salgado Morante, Luis Ignacio López Rodríguez and Jesús Héctor Orozco Cortés are appointed as delegates of the Meeting, so that, according to provisions of Articles 5, 10 and 194 of the General Law of Business Corporations, the above mentioned persons can jointly or severally appear before the Notary Public of their choice to notarize the resolutions adopted by this Meeting and to order it to be recorded before the Public Registry of Commerce of the address of the corporation. Likewise, the above mentioned delegates and any other bodies and representatives of the corporation are authorized to give strict compliance to the resolutions adopted by this Meeting.”
The Chairman of the Meeting informed the shareholders that since there was no other business to transact, the Meeting was to be adjourned during the period of time necessary to prepare and write the corresponding minutes, which were then read, approved and signed according to law and with the by-laws of GRUPO ALCOA, S.A. DE C.V.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
It is hereby certified that all shares of capital stock of GRUPO ALCOA, S.A. DE C.V. were legally represented at the Meeting from start to end and during the adoption of any and all resolutions so adopted.
Attached to the files of these minutes is the list of attendance and the corresponding proxies.
The Meeting was adjourned at 12:00 hours on November 7, 2007.
(Signature). José Soto Soberanes. Chairman of the Meeting.- (SIGNATURE). Francisco José Barbosa Niembro. Secretary of the Meeting.
LIST OF ATTENDANCE
OF THE GENERAL EXTRAORDINARY MEETING
OF SHAREHOLDERS OF
GRUPO ALCOA, S.A. DE C.V.
NOVEMBER/ 2007
List of attendance of the General Extraordinary Meeting of Shareholders of GRUPO ALCOA, S.A. DE C.V., held on November 7, 2007.

	SHARES
	MINIMUM FIXED	SHARES VARIABLE
SHAREHOLDERS	CAPITAL STOCK	CAPITAL STOCK	SIGNATURES
Alcoa International Holdings Company represented by José Soto Soberanes	1,463,603	8,032,249	SIGNATURE
Alcoa Securities Corporation, represented by Francisco José Barbosa Niembro		10,370,608	SIGNATURE
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
(SIGNATURE)
Alvaro Soto González
Examiner””
The Special Delegate of the Meeting hereby STATES UNDER OATH: A) That the initials and signatures set on the minutes that are being notarized and authentic and handwritten by the persons mentioned therein; B) That all requirements set forth by the General Law of Business Corporations and in the By-Laws of the Corporation have been complied with; C) That the capacity under which and the powers granted upon such special delegate have not been revoked, limited or modified in any manner whatsoever; D) That his principal is recorded before the Federal Taxpayers Registry of the Ministry of Treasury and Public Credit under number: GAL-920817-HU3; E) That his principal is recorded before the National Registry of Foreign Investments without telling the undersigned under which number; F) That since the shareholders of the corporation in question are of foreign nationality, I have warned the appearing party that he must give the corresponding notice within the term set forth in the applicable fiscal laws; G) That his principal has legal capacity.
In compliance with the resolutions adopted by the General Extraordinary Meeting of Shareholders of GRUPO ALCOA, S.A. DE C.V., the Special Delegate thereof Mr. JESUS HECTOR OROZCO CORTES hereby grants the following:
CLAUSE
ONLY.- FORMALIZATION.- By means of this instrument any and all resolutions adopted at the General Extraordinary Meeting of Shareholders of GRUPO ALCOA, S.A. DE C.V., are duly notarized and formalized, which meeting was held at the corporate address of the corporation on November seven (7), two thousand seven (2007) which has been transcribed in full in Chapter Tenth of the Backgrounds hereof, which is herein incorporated by reference.
PERSONAL DATA
Mr. Jesús Héctor Orozco Cortés stated to be a Mexican citizen, born in Ciudad Parras de la Fuente, Coahuila, being of legal age, married, practicing his profession, having his
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
address at Carmen Aguirre de Fuentes N° 451 Planta Baja, Zona Centro in this city of Saltillo, Coahuila.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
CERTIFICATION:
I, THE NOTARY PUBLIC HEREBY CERTIFY AND ATTEST:
A).- That I have identified myself before the appearing party as a Notary Public, who is personally known to me and who has identified by means of the identification a copy of which is attached to the schedule of this instrument, bearing his name, signature and picture, and who in my opinion has full legal capacity to enter into this deed, since there is no evidence of any incapacity and since there is no indication that he is subject to any incapacity.
B).- That the transcript contained in this Instrument concerning the Minutes that are being Notarized and the corresponding List of Attendance are true and correct copies of the original which I have seen, and shall become part of the Schedule of the Records of this office for this year to be recorded under the number of this Notarial Instrument.
C).- That according to the applicable fiscal laws, the shareholders residing abroad are exempted from being recorded in the Federal Taxpayers Registry since the corporation is obliged to submit the corresponding information before the competent fiscal authorities within the first quarter of each fiscal year, as to anything regarding the corporate name, address, residence and tax identification number of the shareholders of the corporation residing abroad.
D).- That the appearing party grants this Instrument as his own deed, free of any coercion or violence and hereby ratifies that the contents hereof are the true intention of his principals.
E).- That I have read this instrument to the appearing party informing him of his right to read it by himself, and that I have oriented and explained him the value and legal scope hereof, expressing his conformity with this instrument by conforming, ratifying and signing the same before me for all legal purposes that may apply and for due evidence.
F).- That according to provisions of Article thirty two (32) of the Notarial Law of the State of Coahuila, it is hereby certified that this notarial instrument was signed on the date mentioned before. I ATTEST. GRANTOR: GRUPO ALCOA, S.A. DE C.V. HEREIN REPRESENTED BY MR. JESUS HECTOR OROZCO CORTEZ, SPECIAL DELEGATE OF THE GENERAL EXTRAORDINARY MEETING OF SHAREHOLDERS HELD AT THE CORPORATE ADDRESS OF THE CORPORATION ON NOVEMBER 7,
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
2007.- SIGNATURES.- GRANTED BEFORE ME MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC N° 52. AUTHORIZING SEAL AND SIGNATURE.
FINAL AUTHORIZATION
In the city of Saltillo, Coahuila, on this day November thirteenth (13th), two thousand seven (2007), the foregoing minutes were authorized since all requirements set forth by the Law for deeds of this nature have been met, and since such minutes are duly signed and sealed.- I ATTEST.- MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC N° 52.- AUTHORIZING SEAL AND SIGNATURE.
INSERT:
In compliance with provisions of Article 3,008 of the Civil Code of the State of Coahuila de Zaragoza and relative article 2,554 of the Federal Civil Code in force, such article is hereinafter transcribed:
“”ARTICLE 3,008 OF THE
CIVIL CODE OF THE
STATE OF COAHUILA DE ZARAGOZA:
In the general powers of attorney for lawsuits and collections, it shall be sufficient to state that it is granted with all general and special powers, including those powers which according to the law require a special clause, to be deemed as granted without limitation whatsoever.
In the General Powers of attorney for administration of property, it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact is authorized for any kind of administrative powers.
In the General Powers of attorney for acts of domain it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact to have all faculties as owner, either in connection with the property and to carry out any kind of actions to prevent them.
Whenever the powers of attorneys-in-fact shall be limited in any of the three cases above-mentioned, the limitations shall be stated within the power of attorney granted or the power of attorney shall be special.
The notaries shall insert the text of this article within the deeds of the powers of attorney granted.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
ARTICLE 2,554 OF THE
FEDERAL CIVIL CODE
In the general powers of attorney for lawsuits and collections, it shall be sufficient to state that it is granted with all general and special powers, including those powers which according to the law require a special clause, to be deemed as granted without limitation whatsoever.
In the General Powers of attorney for administration of property, it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact is authorized for any kind of administrative powers.
In the General Powers of attorney for acts of domain it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact to have all faculties as owner, either in connection with the property and to carry out any kind of actions to prevent them.
Whenever the powers of attorneys-in-fact shall be limited in any of the three cases above-mentioned, the limitations shall be stated within the power of attorney granted or the power of attorney shall be special.
The notaries shall insert the text of this article within the deeds of the powers of attorney granted.””
DOCUMENTS ATTACHED AS SCHEDULE
A).- Attached to the Schedule of this instrument is the Minutes of the General Extraordinary Meeting of Shareholders and the corresponding list of attendance of GRUPO ALCOA, S.A. DE C.V., dated November seven (7), two thousand seven (2007),
THIS IS THE FIRST NOTARIAL CERTIFIED COPY AND IT IS A TRUE AND CORRECT COPY OF THE ORIGINAL WHICH IS FILED IN THE RECORDS OF THIS OFFICE FOR TWO THOUSAND SEVEN, THE PAGES OF WHICH ARE PROTECTED WITH NOTARIAL STAMPS WHICH MAY OR MAY NOT BE CONSECUTIVELY NUMBERED. THIS INSTRUMENT IS ISSUED FOR ANY USES GRUPO ALCOA, S.A. DE C.V., MAY DEEM PERTINENT, ON THIS DAY NOVEMBER THIRTEENTH (13th), TWO THOUSAND SEVEN (2007).- I ATTEST.
/S/
MARIA ELENA G. OROZCO AGUIRRE, Esq.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
NOTARY PUBLIC N° 52
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
Ministry of the Interior
Public Registry
Saltillo Office
Government of Coahuila

EXECUTIVE POWER
PUBLIC REGISTRY
CERTIFICATE OF REGISTRATION
THIS IS TO CERTIFY THAT THE DEED DESCRIBED HEREIN HAS BEEN RECORDED UNDER ELECTRONIC COMMERCIAL FOLIO No. 13612*2

Internal Control	Priority Date
7	NOVEMBER / 20 / 2007

Registration History:	Tax ID N° / Serial Number:
ITEM 432 BOOK 5 SECTION CI 05/02/2000
Corporate name
GRUPO ALCOA, S.A. DE C.V.

Encumbrances as of:
Folio ID	Deed	Description	Date Registered	Registration

13612 2	M2 Extraordinary Meeting 1		11-23-2007	1

Registration Rights
Date NOVEMBER 20, 2007	Receipt of Payment No.: 297453243
Amount $1,468.00
Subsidy $.00

THE SECRETARY OFFICE	THE DIRECTOR REGISTRAR

/S/ MS. MA. IVONNE GARCIA RODRIGUEZ	/S/ MR. GUSTAVO ADOLFO GONZALEZ RAMOS
/S/
MS. ALMA VERONICA DE LEON VAZQUEZ
Qualifying Attorney
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Maria Elena Guadalupe Orozco Aguirre, Esq.
NOTARY PUBLIC No. 52
In and for Saltillo, Coahuila, Mexico
I, MARIA ELENA G. OROZCO AGUIRRE, Esq., Notary Public N° FIFTY TWO (52) duly commissioned for the Notarial District of Saltillo, State of Coahuila de Zaragoza, HEREBY CERTIFY: That this is a PHOTOCOPY identified by the seal of my office and by my initials, and it is a true and correct copy of its original as duly confronted and compared by me. THIS IS CERTIFIED according to provisions of Articles 9, Section II and 67 of the Notarial Law. Saltillo, Coahuila, on November twenty eight (28), two thousand seven (2007). I ATTEST.
/S/
MARIA ELENA G. OROZCO AGUIRRE, Esq.
NOTARY PUBLIC N° 52
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. MARIA ELENA G. OROZCO AGUIRRE, Esq., NOTARY PUBLIC No. 52 IN AND FOR SALTILLO DISTRICT, State of Coahuila de Zaragoza>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SEVENTY
In Mexico City, Federal District on this day April twenty five, two thousand eight, I, GERARDO FRANCISCO SAAVEDRA SILVA, Commercial Notary Public number Fifty in and for Mexico City, Federal District, hereby certify the formalization of the resolutions adopted by unanimous vote of the partners of GRUPO CSI DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (a limited liability corporation) (formerly Grupo Alcoa, Sociedad de Responsabilidad Limitada de Capital Variable [a limited liability corporation]), on March five, two thousand eight, which was held upon request of Mr. Juan Carlos Quintana Serur, acting in his capacity as delegate thereof, under the following whereas and clauses:
WHEREAS
ONE.- By means of notarial instrument number twenty three thousand eight hundred thirty five, granted on August thirteen, nineteen ninety two, before Armando Gálvez Pérez Aragón, Esq., notary public number one hundred three in and for Mexico City, Federal District, recorded before the Public Registry of Commerce of the Federal District under commercial folio number one hundred seventy four thousand one hundred eleven, ALUTODO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (a business corporation) was incorporated having its corporate address in Mexico City, Federal District.
TWO.- By means of notarial instrument number twenty four thousand six hundred sixty seven, dated October fifth, nineteen ninety two, granted before Armando Gálvez Pérez Aragón, Esq., notary public number one hundred three in and for Mexico City, Federal District, recorded before the Public Registry of Commerce of the Federal District under commercial folio number one hundred sixty four thousand one hundred eleven, Alutodo, Sociedad Anónima de Capital Variable increased the minimum fixed portion of capital stock and consequently, restated article fifth of its corporate by-laws.
THREE.- By means of notarial instrument number thirty thousand six hundred ninety seven, dated September fifteen, nineteen ninety three, granted before Armando Gálvez Pérez Aragón, Esq., notary public number one hundred three in and for Mexico City, Federal District, recorded before the Public Registry of Commerce of the Federal District under commercial folio number one hundred sixty four thousand one hundred eleven,
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SEVENTY
Alutodo Sociedad Anónima de Capital Variable corrected an error contained in the notarial instrument referred to in the foregoing second whereas.
FOUR.- By means of notarial instrument number thirty one thousand four hundred sixty four, dated November four, nineteen ninety three, granted before Armando Gálvez Pérez Aragón, Esq., notary public number one hundred three in and for Mexico City, Federal District, recorded before the Public Registry of Commerce of the Federal District under commercial folio number one hundred sixty four thousand one hundred eleven, and before the Public Registry of Property and Commerce of Guadalajara, State of Jalisco, in book first, volume five hundred ten, and under number one hundred sixty three, Alutodo, Sociedad Anónima de Capital Variable changed its corporate address to Guadalajara, Jalisco, and consequently restated article fourth of its corporate by-laws.
FIVE.- By means of notarial instrument thirteen thousand three hundred sixty three, dated December twenty two, nineteen ninety four, granted before Ana Patricia Bandala Tolentino, Esq., notary public number one hundred ninety five in and for Mexico City Federal District, recorded before the Public Registry of Property and Commerce of Guadalajara, State of Jalisco, in book first, volume five hundred sixty eight, and under number one hundred sixty one, Alutodo, Sociedad Anónima de Capital Variable restated articles second, fifth, twenty fourth and twenty seventh, and added articles sixteenth bis and twenty fourth bis to its corporate by-laws.
SIX.- By means of notarial instrument number twenty one thousand four hundred seventy one, dated November four, nineteen ninety nine, granted before Ana Patricia Bandala Tolentino, Esq., notary public number one hundred ninety five in and for Mexico City Federal District, recorded before the Public Registry of Property and Commerce of Guadalajara, State of Jalisco, in book first, volume seven hundred fourteen and number three hundred twelve, Alutodo, Sociedad Anónima de Capital Variable changed its corporate name to GRUPO ALCOA, Sociedad Anónima de Capital Variable, extended its corporate purpose, and consequently, restated articles first and second of its corporate by-laws.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SEVENTY
SEVEN.- By means of notarial instrument twenty one thousand seven hundred fifteen, dated January seven, two thousand, granted before Ana Patricia Bandala Tolentino, Esq., notary public number one hundred ninety five in and for Mexico City Federal District, recorded before the Public Registry of Property and Commerce of Saltillo, State of Coahuila, in book five, section CI and under folio number four hundred thirty two, Grupo Alcoa, Sociedad Anónima de Capital Variable changed its corporate address to the city of Saltillo, State of Coahuila, and consequently, restated article fourth of its corporate by-laws.
EIGHT.- By means of notarial instrument number two hundred eighty, dated November thirteen two thousand seven, granted before María Elena Guadalupe Orozco Aguirre, Esq., notary public number fifty two in and for Saltillo, State of Coahuila, recorded before the Public Registry of Commerce of Saltillo, State of Coahuila, under commercial folio number thirteen thousand six hundred twelve asterisk two (13612*2), the transformation of the corporation named Grupo Alcoa, Sociedad Anónima de Capital Variable into GRUPO ALCOA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (a LIMITED LIABILITY CORPORATION) was certified, through the restatement of the corporate by-laws and according to which the corporate address of the corporation is in Saltillo, State of Coahuila, the duration of the corporation is of ninety nine years, the minimum fixed portion of capital stock of the corporation is of three thousand Pesos, Mexican Currency, being the variable portion of capital stock unlimited, with a foreigner admission clause, and having as corporate purposes the following: 1.- To promote, build, establish, organize, sponsor, exploit, manage and represent all kind of business corporations or partnerships of any other nature, both domestic and foreign, including the acquisition, negotiation, custody and conveyance of shares, bonds, debentures and of all kind of negotiable instruments, securities and stock in general of such corporations or partnerships; 2.- To acquire, convey, install, operate, build, import, export and purchase all kind of products, machinery and equipment or vehicles; including, without limitation, to purchase and sell, transform, distribute and trade with all kind of metallic and non-metallic products in general; 3.- To represent third parties in the United Mexican States or abroad acting as agent, mediator, commission agent, representative, distributor or in any other capacity; 4.- To request and obtain from the federal authorities all kind of exportation
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SEVENTY
promotion programs, including without limitation the Program to Perform Manufacturing and Sub-Manufacturing Operations under any modality thereof and Sector Promotion Programs for the promotion and support of exportation, foreign trade and manufacturing and sub-manufacturing activities, including obtaining a registration as Highly Exporting Company (“ALTEX” as per its initials in Spanish ‘Empresa Altamente Exportadora’), as well as to obtain all authorized programs for companies with Programs for the Exportation Manufacturing Industry, according to the Executive Order for the Promotion of Manufacturing, In-Bond Manufacturing and Exportation Services Industry; 5.- To request and obtain from federal, state and/or municipal authorities, whether centralized or decentralized, including the Ministry of Treasury and Public Credit, all kind of authorizations, permits and renovations directly or indirectly related to the establishment of customhouse deposits; 6.- To maintain all kind of legal, trading and industrial relationships with individuals or legal entities to purchase, process, develop, supply, deposit, lease, sale, distribute, manufacture and assembly all kind of products or merchandise and the parts, accessories and components thereof; 7.- To provide administrative, technical counseling and services of any kind which are not limited under the Ley de Inversión Extranjera (Foreign Investment Law) in support of subsidiaries or affiliates; 8.- To hire advertisement services for itself or its affiliates in Mexico; 9.- To establish, lease, operate and acquire all kind of industrial plants, warehouses, exhibition rooms, facilities, offices and any other kind of real estate property or establishments necessary to perform its corporate purpose; 10.- To acquire, own, lease, sell and trade stocks, shares and other negotiable instruments in Mexico or abroad; 11.- To acquire, own, lease and sell all kind of real estate or personal property necessary to perform with its corporate purpose, including the formalization of trusts on property and other kind of transactions permitted under the law; 12.- To hire employees, managers and directors, agents, commission agents, attorneys-in-fact, representatives, intermediaries of all kind and distributors necessary to perform its corporate purpose; 13.- To grant or accept all kind of financing with or without security, to grant encumbrances, issue and negotiate all kind of negotiable instruments, including granting its own security and joint and several guarantees to third parties; 14.- To establish administrative offices, agencies, facilities and branches in Mexico and abroad; 15.- To obtain, acquire and own all kind of patents and trademarks and any other industrial
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SEVENTY
and intellectual property rights and copyrights in Mexico and abroad; 16.- To receive and grant all kind of powers of attorney, to delegate them to its employees and executive officers, and to revoke them at any time; 17.- To represent or act as agent of all kind of commercial or industrial companies, domestic or foreign and to invest in the sale and trading of their products and services; and 18.- In general, to carry out and enter into all kind of legal actions and agreements, whether of civil, commercial and administrative nature related to its corporate purpose. The corresponding portion of the above mentioned instrument is hereinafter transcribed:
“... SECTION TWENTY FOURTH. MEETINGS OF PARTNERS.- The Meeting of partners duly called is the main management body of the corporation and its resolutions are binding even for absent or dissenting partners. SECTION TWENTY FIVE.- TYPES OF MEETINGS.- The Meetings of partners shall be ordinary and extraordinary. Except for extraordinary meetings all meetings shall be ordinary, including those resolving on the increase or reduction of the variable portion of capital stock. The Meetings hold to transact any of the following businesses shall be extraordinary... 2. Restatement of the by-laws...SECTION TWENTY EIGHT.- MEETINGS WITH THE ATTENDANCE OF ALL PARTNERS.- The Meeting may be held without need of notice of meeting neither the notice sent via certified mail as referred to before, nor any resolutions adopted thereat shall be duly effective in the following events: a. If from the beginning to the end of the Meeting the hundred percent (100%) of shares of capital stock is represented thereat... SECTION TWENTY NINE.- REPRESENTATION.- Partners shall be entitled to be represented at the Meeting by the individual or individuals they appoint through proxy signed by the interested party and two witnesses... SECTION THIRTY.- MINUTES OF THE MEETINGS.- The minutes of the Meetings or the resolutions adopted by unanimous consent of the partners shall be recorded in the corresponding book and shall be signed by at least the Chairman and Secretary of the Meeting... SECTION THIRTY FIVE.- RESOLUTIONS OF THE GENERAL MEETING OF PARTNERS ADOPTED BY UNANIMOUS CONSENT.- Any kind of resolution or resolutions to be transacted at general ordinary or extraordinary meetings of partners may be adopted without a meeting without need of notice of meeting and shall be valid, provided that all partners formalize in writing by unanimous vote the resolution or resolutions so adopted, and the corresponding
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SEVENTY
minutes shall be signed b y the partners entitled to vote the matter or matters in question...”
NINE.- By means of public instrument number one thousand two hundred fifty one, dated February twenty nine, two thousand eight, granted before the undersigned commercial notary public, to be recorded before the Public Registry of Commerce of Saltillo, Coahuila under commercial folio number thirteen thousand six hundred twelve asterisk two (13612*2), the formalization of the resolutions adopted by unanimous vote of the partners of Grupo Alcoa, Sociedad de Responsabilidad Limitada de Capital Variable, dated February twenty five, two thousand eight was certified, regarding the restatement to article seventh of the by-laws of the corporation.
TEN.- By means of public instrument number one thousand two hundred sixty one, dated April first, twenty nine, two thousand eight, granted before the undersigned commercial notary public, to be recorded before the Public Registry of Commerce of Saltillo, Coahuila under commercial folio number thirteen thousand six hundred twelve asterisk two (13612*2), the formalization of the minutes of the meeting of partners of Grupo Alcoa, Sociedad de Responsabilidad Limitada de Capital Variable, held on March thirty one, two thousand eight was certified, regarding the change of corporate name of the corporation for GRUPO CSI DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, and consequently the restatement to article second of the by-laws of the corporation.
ELEVEN.- The appearing party has submitted before me four pages written on the front side only, containing the resolutions adopted by unanimous vote of the partners of GRUPO CSI DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (formerly Grupo Alcoa, Sociedad de Responsabilidad Limitada de Capital Variable), dated March five, two thousand eight, the corresponding portion of which is hereinafter transcribed:
“GRUPO ALCOA, S. DE R.L. DE C.V.- RESOLUTIONS ADOPTED BY UNANIMOUS VOTE OF THE PARTNERS.- According to provisions of Section 35 of the by-laws of Grupo Alcoa, S. de R.L. de C.V. (the “Corporation”), the partners of the Corporation
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SEVENTY
referred to below, being all the partners of the Corporation have adopted the resolutions contained herein by unanimous vote.- Partners and stock held by them: CSI Mexico LLC, holds 1 stock Series B-2 with a par value of $94,265,462.41 Pesos, Mexican Currency.- Closure Systems Mexico Holdings LLC, holds 1 stock Series B-1 and 1 stock Series B-2 with a joined par value of $76,378,902.79 Pesos.- Closure Systems International B.V., holds 1 stock Series B-2 with a par value of $8,981,282.38 Pesos.- (Total par value of $179,625,647.58 Pesos, Mexican Currency, representing the total capital stock of the Corporation).- RESOLUTIONS.- FIRST: IT IS RESOLVED to change Sections 7 and 8 of the By-Laws of the Corporation to read as follows: SECTION SEVEN. CAPITAL STOCK. The capital stock is variable and shall be of a minimum of three thousand Pesos, Mexican Currency ($3,000.00). The variable capital stock of the corporation shall be unlimited. The capital stock shall be divided into the number of stocks equal to the number of partners contributing to such capital stock, except for the provisions of article 68 of the Ley General de Sociedades Mercantiles (General Law of Business Corporations). SECTION EIGHT. STOCK. All stocks, including privileged or special rights or limited voting powers socks shall have a value of at least one Peso, Mexican Currency ($1.00) or a multiple thereof. All stocks shall vest the same rights and obligations, except for any privileged or special power or limited vote powers stocks that are determined upon resolution of the partners. Subject to the foregoing, the partners of the corporation shall be entitled to one vote per each One Peso, Mexican Currency ($1.00) they have contributed to the capital stock of the corporation. Privileged or special power or limited vote powers stocks shall have the characteristics determined in the resolution of the partners at the time of determining such stocks and shall be identified as a special series of stocks.- Stocks may be partially divided or assigned, according to provisions of article 69 of the General Law of Business Corporations.- The stocks may be divided into series and classes, as the partners may determine or as may be required by the Law.- The corporation may issue registered certificates to eveidence the stocks held by the partners, which shall not be deemed as negotiable instruments.- SECOND: IT IS RESOLVED to appoint Messrs. Juan Carlos Quintana Serur and Silvia E. Roldán Gregory, to act jointly or severally as special delegates, to incorporate and/or transcribe this instrument in the book of minutes of the Corporation.- THIRD: IT IS RESOLVED to authorize Messrs. Helen D. Golding, Juan
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SEVENTY
Carlos Quintana Serur, and Silvia Ema Roldán Gregory, to act jointly or severally as special delegates of this meeting, to issue as many certified copies of these minutes as may be necessary and to appear before a notary public of their choice to formalize the in a public instrument the resolutions adopted herein and to record such public instrument before the corresponding Public Registry of Commerce.- The preceding resolutions are adopted and shall be effective from March 5, 2008.- CSI Mexico LLC (Initials). By: Helen Golding.- Title: Assistant Secretary.- Closure Systems Mexico Holdings LLC (Initials) By: Helen Golding.- Title: Assistant Secretary... Closure Systems International B.V. (Initials) By: Vincent Johan Bremmer, Pauline Felicie Bos-Breitbarth.- Title: Attorneys-in-Fact...”
TWELVE.- The appearing party has stated under oath that the contents of the above transcribed minutes is authentic and that the signatures that appear thereon, belong to the individuals who signed the same, and that the corporation he represents has suffered no further restatement to its corporate by-laws.
CLAUSES
FIRST.- The resolutions adopted by unanimous vote of Grupo CSI de México, Sociedad de Responsabilidad Limitada de Capital Variable (a limited liability corporation) (formerly Grupo Alcoa, Sociedad de Responsabilidad Limitada de Capital Variable [a limited liability corporation] are hereby formalized, dated March five, two thousand eight, as transcribed in whereas eleven of this instrument.
SECOND.- In view of the foregoing, the restatement of sections seven and eight of the by-laws of the corporation is hereby certified, to read as set forth in the first resolution of the resolutions formalized by virtue of this instrument, and are herein incorporated by reference.
I the Commercial Notary Public hereby certify:
A) That the appearing party has stated that his principal has full capacity and sufficient powers, and that the powers vested upon him have not been revoked or limited, by evidencing such capacity by means of the document transcribed in whereas ten of this public document;
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District

PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SEVENTY
B) That I personally know the appearing party, who in my opinion has full capacity, since I have found no evidence of him lacking of such capacity and there is no indication that he is subject to any incapacity;
C) That the appearing party has stated to be a Mexican citizen, born in Mexico City, Federal District, on March six, nineteen sixty two, married, attorney-at-law, having his address at Bosque de Ciruelos one hundred eighty six, colonia Bosques de las Lomas, in this City;
D) That any and all references and transcriptions contained herein are consistent with the original documents, which I have seen;
E) That I have informed the appearing party of the contents of articles eighteen, forty four and forty five of the Reglamento de la Ley de Inversión Extranjera y del Registro Nacional de Inversiones Extranjeras (Regulations to the Foreign Investment Law and of the National Registry of Foreign Investments);
F) That the appearing party has stated under oath that the partners of his principal reside abroad; therefore, his principal shall provide the list referred to in fourth paragraph of article twenty seven of the Federal Fiscal Code;
G) That I have read this instrument before the appearing party to whom I have explained the scope and legal effects hereof, and who has signed this instrument jointly with the undersigned, since he is in conformity with the contents hereof on the same date of issuance. I attest.
Juan Carlos Quintana Serur (Initials)
Gerardo Francisco Saavedra Silva (Initials) (Authorizing Seal)
This is the second original instrument in order of issuance, for use of GRUPO CSI DE MEXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE This instrument has ten pages. I attest. Mexico City, Federal District on this day April twenty five, two thousand eight.
/S/
<Notarial Seal that reads:>
<Emblem> THE UNITED MEXICAN STATES.
GERARDO FRANCISCO SAAVEDRA SILVA,
Esq., COMMERCIAL NOTARY PUBLIC No.
50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District

PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SIXTY ONE
In Mexico City, Federal District on this day April first, two thousand eight, I, GERARDO FRANCISCO SAAVEDRA SILVA, Commercial Notary Public number Fifty in and for Mexico City, Federal District, hereby certify the change of corporate name of GRUPO ALCOA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (a limited liability corporation) for GRUPO CSI DE MEXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (a limited liability corporation), as a result of the formalization of the minutes of the meeting of partners of such corporation held on March thirty one, two thousand eight, which was held upon request of Mr. Juan Carlos Quintana Serur, acting in his capacity as delegate thereof, under the following whereas and clauses:
WHEREAS
ONE.- By means of notarial instrument number twenty three thousand eight hundred thirty five, granted before Armando Gálvez Pérez Aragón, Esq., notary public number one hundred three in and for Mexico City, Federal District, recorded before the Public Registry of Commerce of the Federal District under commercial folio number one hundred seventy four thousand one hundred eleven, ALUTODO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (a business corporation) was incorporated having its corporate address in Mexico City, Federal District.
TWO.- By means of notarial instrument number twenty four thousand six hundred sixty seven, dated October fifth, nineteen ninety two, granted before Armando Gálvez Pérez Aragón, Esq., notary public number one hundred three in and for Mexico City, Federal District, recorded before the Public Registry of Commerce of the Federal District under commercial folio number one hundred sixty four thousand one hundred eleven, Alutodo, Sociedad Anónima de Capital Variable increased the minimum fixed portion of capital stock and consequently, restated article fifth of its corporate by-laws.
THREE.- By means of notarial instrument number thirty thousand six hundred ninety seven, dated September fifteen, nineteen ninety three, granted before Armando Gálvez Pérez Aragón, Esq., notary public number one hundred three in and for Mexico City, Federal District, recorded before the Public Registry of Commerce of the Federal District
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District

PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SIXTY ONE
under commercial folio number one hundred sixty four thousand one hundred eleven, Alutodo Sociedad Anónima de Capital Variable corrected an error contained in the notarial instrument referred to in the foregoing second whereas.
FOUR.- By means of notarial instrument number thirty one thousand four hundred sixty four, dated November four, nineteen ninety three, granted before Armando Gálvez Pérez Aragón, Esq., notary public number one hundred three in and for Mexico City, Federal District, recorded before the Public Registry of Commerce of the Federal District under commercial folio number one hundred sixty four thousand one hundred eleven, and before the Public Registry of Property and Commerce of Guadalajara, State of Jalisco, in book first, volume five hundred ten, and under number one hundred sixty three, Alutodo, Sociedad Anónima de Capital Variable changed its corporate address to Guadalajara, Jalisco, and consequently restated article fourth of its corporate by-laws.
FIVE.- By means of notarial instrument thirteen thousand three hundred sixty three, dated December twenty two, nineteen ninety four, granted before Ana Patricia Bandala Tolentino, Esq., notary public number one hundred ninety five in and for Mexico City Federal District, recorded before the Public Registry of Property and Commerce of Guadalajara, State of Jalisco, in book first, volume five hundred sixty eight, and under number one hundred sixty one, Alutodo, Sociedad Anónima de Capital Variable restated articles second, fifth, twenty fourth and twenty seventh, and added articles sixteenth bis and twenty fourth bis to its corporate by-laws.
SIX.- By means of notarial instrument number twenty one thousand four hundred seventy one, dated November four, nineteen ninety nine, granted before Ana Patricia Bandala Tolentino, Esq., notary public number one hundred ninety five in and for Mexico City Federal District, recorded before the Public Registry of Property and Commerce of Guadalajara, State of Jalisco, in book first, volume seven hundred fourteen and number three hundred twelve, Alutodo, Sociedad Anónima de Capital Variable changed its corporate name to GRUPO ALCOA, Sociedad Anónima de Capital Variable, extended its corporate purpose, and consequently, restated articles first and second of its corporate by-laws.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District

PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SIXTY ONE
SEVEN.- By means of notarial instrument twenty one thousand seven hundred fifteen, dated January seven, two thousand, granted before Ana Patricia Bandala Tolentino, Esq., notary public number one hundred ninety five in and for Mexico City Federal District, recorded before the Public Registry of Property and Commerce of Saltillo, State of Coahuila, in book five, section CI and under folio number four hundred thirty two, Grupo Alcoa, Sociedad Anónima de Capital Variable changed its corporate address to the city of Saltillo, State of Coahuila, and consequently, restated article fourth of its corporate by-laws.
EIGHT.- By means of notarial instrument number two hundred eighty, dated November thirteen two thousand seven, granted before María Elena Guadalupe Orozco Aguirre, Esq., notary public number fifty two in and for Saltillo, State of Coahuila, recorded before the Public Registry of Commerce of Saltillo, State of Coahuila, under commercial folio number thirteen thousand six hundred twelve asterisk two (13612*2), the transformation of the corporation named Grupo Alcoa, Sociedad Anónima de Capital Variable into GRUPO ALCOA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (a LIMITED LIABILITY CORPORATION) was certified, through the restatement of the corporate by-laws and according to which the corporate address of the corporation is in Saltillo, State of Coahuila, the duration of the corporation is of ninety nine years, the minimum fixed portion of capital stock of the corporation is of three thousand Pesos, Mexican Currency, being the variable portion of capital stock unlimited, with a foreigner admission clause, and having as corporate purposes the following: 1.- To promote, build, establish, organize, sponsor, exploit, manage and represent all kind of business corporations or partnerships of any other nature, both domestic and foreign, including the acquisition, negotiation, custody and conveyance of shares, bonds, debentures and of all kind of negotiable instruments, securities and stock in general of such corporations or partnerships; 2.- To acquire, convey, install, operate, build, import, export and purchase all kind of products, machinery and equipment or vehicles; including, without limitation, to purchase and sell, transform, distribute and trade with all kind of metallic and non-metallic products in general; 3.- To represent third parties in the United Mexican States or abroad acting as agent, mediator, commission agent, representative, distributor or in any other capacity; 4.- To request and obtain from the federal authorities all kind of exportation
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District

PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SIXTY ONE
promotion programs, including without limitation the Program to Perform Manufacturing and Sub-Manufacturing Operations under any modality thereof and Sector Promotion Programs for the promotion and support of exportation, foreign trade and manufacturing and sub-manufacturing activities, including obtaining a registration as Highly Exporting Company (“ALTEX” as per its initials in Spanish ‘Empresa Altamente Exportadora’), as well as to obtain all authorized programs for companies with Programs for the Exportation Manufacturing Industry, according to the Executive Order for the Promotion of Manufacturing, In-Bond Manufacturing and Exportation Services Industry; 5.- To request and obtain from federal, state and/or municipal authorities, whether centralized or decentralized, including the Ministry of Treasury and Public Credit, all kind of authorizations, permits and renovations directly or indirectly related to the establishment of customhouse deposits; 6.- To maintain all kind of legal, trading and industrial relationships with individuals or legal entities to purchase, process, develop, supply, deposit, lease, sale, distribute, manufacture and assembly all kind of products or merchandise and the parts, accessories and components thereof; 7.- To provide administrative, technical counseling and services of any kind which are not limited under the Ley de Inversión Extranjera (Foreign Investment Law) in support of subsidiaries or affiliates; 8.- To hire advertisement services for itself or its affiliates in Mexico; 9.- To establish, lease, operate and acquire all kind of industrial plants, warehouses, exhibition rooms, facilities, offices and any other kind of real estate property or establishments necessary to perform its corporate purpose; 10.- To acquire, own, lease, sell and trade stocks, shares and other negotiable instruments in Mexico or abroad; 11.- To acquire, own, lease and sell all kind of real estate or personal property necessary to perform with its corporate purpose, including the formalization of trusts on property and other kind of transactions permitted under the law; 12.- To hire employees, managers and directors, agents, commission agents, attorneys-in-fact, representatives, intermediaries of all kind and distributors necessary to perform its corporate purpose; 13.- To grant or accept all kind of financing with or without security, to grant encumbrances, issue and negotiate all kind of negotiable instruments, including granting its own security and joint and several guarantees to third parties; 14.- To establish administrative offices, agencies, facilities and branches in Mexico and abroad; 15.- To obtain, acquire and own all kind of patents and trademarks and any other industrial
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District

PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SIXTY ONE
and intellectual property rights and copyrights in Mexico and abroad; 16.- To receive and grant all kind of powers of attorney, to delegate them to its employees and executive officers, and to revoke them at any time; 17.- To represent or act as agent of all kind of commercial or industrial companies, domestic or foreign and to invest in the sale and trading of their products and services; and 18.- In general, to carry out and enter into all kind of legal actions and agreements, whether of civil, commercial and administrative nature related to its corporate purpose. The corresponding portion of the above mentioned instrument is hereinafter transcribed:
“... SECTION TWENTY FOURTH. MEETINGS OF PARTNERS.- The Meeting of partners duly called is the main management body of the corporation and its resolutions are binding even for absent or dissenting partners. SECTION TWENTY FIVE.- TYPES OF MEETINGS.- The Meetings of partners shall be ordinary and extraordinary. Except for extraordinary meetings all meetings shall be ordinary, including those resolving on the increase or reduction of the variable portion of capital stock. The Meetings hold to transact any of the following businesses shall be extraordinary... 2. Restatement of the by-laws...SECTION TWENTY EIGHT.- MEETINGS WITH THE ATTENDANCE OF ALL PARTNERS.- The Meeting may be held without need of notice of meeting neither the notice sent via certified mail as referred to before, nor any resolutions adopted thereat shall be duly effective in the following events: a. If from the beginning to the end of the Meeting the hundred percent (100%) of shares of capital stock is represented thereat... SECTION TWENTY NINE.- REPRESENTATION.- Partners shall be entitled to be represented at the Meeting by the individual or individuals they appoint through proxy signed by the interested party and two witnesses... SECTION THIRTY.- MINUTES OF THE MEETINGS.- The minutes of the Meetings or the resolutions adopted by unanimous consent of the partners shall be recorded in the corresponding book and shall be signed by at least the Chairman and Secretary of the Meeting...”
NINE.- By means of public instrument number one thousand two hundred fifty one, dated February twenty nine, two thousand eight, granted before the undersigned commercial notary public, to be recorded before the Public Registry of Commerce of Saltillo, Coahuila
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District

PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SIXTY ONE
since it has been recently granted, the restatement to article seventh of the by-laws of the corporation was certified.
TEN.- The appearing party has submitted before me two pages written on one side only containing the minutes of the meeting of partners of GRUPO ALCOA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, which was held at ten hours and thirty minutes on March thirty first, two thousand eight, which is hereinafter transcribed:
“GRUPO ALCOA, S. DE R.L. DE C.V.- In Saltillo, Coah., at 10:30 o’clock, on this day March 31, 2008, at the corporate address of GRUPO ALCOA, S. DE R.L. DE C.V., the partners of the corporation met through their attorneys-in-fact in order to hold an extraordinary meeting of partners.- Mr. Iván Ruiz Moreno presided the meeting, assisted by Mr. Rafael Sánchez Apreza as Secretary, since they have been appointed as such by unanimous vote of the partners who attended the meeting whether in person or by proxy.- The Chairman of the meeting appointed Mr. Rafael Sánchez Apreza as examiner who accepted such appointment and performed it by counting the stocks held by the partners present or represented thereat.- After verifying the count, the examiner informed that the attendees owned or represented all stocks issued by the corporation, as follows:

Partners	N° and Series of Stock	Total Value
CSI Mexico LLC., represented by Mr. Rafael Sánchez Apreza	1 B-2 Series	$94,265,462.41
Closure Systems Mexico Holdings LLC., represented by Mr. Iván Ruiz Moreno	1 B-1 Series and 1 B-2 Series	$76,378,902.79
Closure Systems International B.V., represented by Mr. Iván Ruiz Moreno	1 B-2 Series	$8,981,282.38
	TOTAL:	$179,625,647.58
In view of the foregoing, the Chairman of the meeting called the same to order since all partners holding all stocks issued by the Corporation were present thereat.- Then, the Secretary of the meeting proceeded to read the Agenda, which is as follows: AGENDA: 1.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District

PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SIXTY ONE
Change of corporate name and restatement of the by-laws of the corporation. 2. Appointment of special delegates.- Then, the partners resolved to jointly discuss all items of the Agenda, and after a brief discussion all partners present thereat by proxy adopted by unanimous vote, the following resolutions: FIRST: IT IS RESOLVED, that effective from April 1st, 2008, the corporate name of the corporation shall be changed to Grupo CSI de México, and therefore, article second of the by-laws of the corporation shall be restated to read as follows: ARTICLE SECOND.- The corporate name of the corporation is Grupo CSI de México, to be always followed by the words Sociedad de Responsabilidad Limitada de Capital Variable (a limited liability corporation) or by the abbreviation thereof “S. de R.L. de C.V.”.- SECOND: IT IS RESOLVED that any and all appointments made by the corporation under the previous corporate name and which as of this date are still effective, shall continue in full force and effect. THIRD: IT IS RESOLVED that any and all powers of attorney and authorizations granted by the corporation under the previous corporate name and which as of this date are still effective, shall continue in full force and effect. FOURTH: IT IS RESOLVED to authorize Messrs. Helen D. Golding, Juan Carlos Quintana Serur, Iván Ruiz Moreno and Silvia Ema Roldán Gregory, to act jointly or severally as special delegates of this meeting, to issue as many certified copies of these minutes as may be necessary and to appear before a notary public of their choice to formalize the corresponding minutes resulting from this meeting and the resolutions adopted thereat in a public instrument and to make the arrangements, whether directly or through a third party, to record such public instrument before the corresponding Public Registry of Commerce.- Since there was no other business to transact, the Agenda was taken as concluded, the meeting was adjourned after a brief recess taken to prepare the minutes, which were then read and approved by all those who were present thereat, and was signed by the Chairman and Secretary of the meeting for evidence purposes.- (Two initials).”
ELEVEN.- The appearing party has stated under oath that the contents of the above transcribed minutes is authentic and that the signatures that appear thereon, belong to the individuals who signed the same, and that the corporation he represents has suffered no further restatement to its corporate by-laws.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District

PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SIXTY ONE
TWELVE.- Attached hereto under letter A is a permit number zero-nine-zero-seven-one-one-one (0907111), file number one-nine-nine-two-zero-nine-zero-three-two-seven-two-zero (199209032720), folio number zero-eight-zero-two-two-five-zero-nine-three-zero-zero-four (080225093004), issued by the Ministry of Foreign Affairs, General Bureau of Legal Affairs, dated February twenty six, two thousand eight, authorizing GRUPO ALCOA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE to change its corporate name.
CLAUSES
FIRST.- The minutes of the meeting of partners of Grupo Alcoa, Sociedad de Responsabilidad Limitada de Capital Variable is hereby formalized, which was held at ten hours and thirty minutes on March thirty one, two thousand eight, as transcribed in whereas ten of this instrument.
SECOND.- In view of the foregoing, it is hereby certified that:
a) Grupo Alcoa, Sociedad de Responsabilidad Limitada de Capital Variable has changed its corporate name into GRUPO CSI DE MEXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, and the
resulting restatement of article second of the by-laws of the corporation, to read as follows:
“ARTICLE SECOND.- The name of the corporation is Grupo CSI de México, to be always followed by the words Sociedad de Responsabilidad Limitada de Capital Variable, or by the abbreviation thereof “S. de R.L. de C.V.”
b) That any and all appointments made by the corporation under the previous corporate name and which as of this date are still effective, shall continue in full force and effect.
c) That any and all powers of attorney and authorizations granted by the corporation under the previous corporate name and which as of this date are still effective, shall continue in full force and effect.
I the Commercial Notary Public hereby certify:
A) That the appearing party has stated that his principal has full capacity and sufficient powers, and that the powers vested upon him have not been revoked or limited, by evidencing such capacity by means of the document transcribed in whereas ten of this public document;
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District

PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SIXTY ONE
B) That I personally know the appearing party, who in my opinion has full capacity, since I have found no evidence of him lacking of such capacity and there is no indication that he is subject to any incapacity;
C) That the appearing party has stated to be a Mexican citizen, born in Mexico City, Federal District, on March six, nineteen sixty two, married, attorney-at-law, having his address at Bosque de Ciruelos one hundred eighty six, colonia Bosques de las Lomas, in this City;
D) That any and all references and transcriptions contained herein are consistent with the original documents, which I have seen;
E) That I have informed the appearing party of the contents of articles eighteen, forty four and forty five of the Reglamento de la Ley de Inversión Extranjera y del Registro Nacional de Inversiones Extranjeras (Regulations to the Foreign Investment Law and of the National Registry of Foreign Investments);
F) That the appearing party has stated under oath that the partners of his principal reside abroad; therefore, his principal shall provide the list referred to in fourth paragraph of article twenty seven of the Federal Fiscal Code;
G) That I have read this instrument before the appearing party to whom I have explained the scope and legal effects hereof, and who has signed this instrument jointly with the undersigned, since he is in conformity with the contents hereof on the same date of issuance. I attest.
<Seal that reads:>
GOVERNMENT OF THE STATE OF COAHUILA
PUBLIC REGISTRY
(Emblem)
THE UNITED MEXICAN STATES
SALTILLO, COAH.
Juan Carlos Quintana Serur (Initials)
Gerardo Francisco Saavedra Silva (Initials) (Authorizing Seal)
This is the first original instrument in order of issuance, for use of GRUPO CSI DE MEXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (formerly GRUPO ALCOA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE). This instrument has ten pages. I attest.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Gerardo Fco. Saavedra Silva
Commercial Notary Public No. 50 in and for the Federal District
PUBLIC INSTRUMENT No. ONE THOUSAND TWO HUNDRED SIXTY ONE
Mexico City, Federal District on this day April first, two thousand eight.
/S/
<Notarial Seal that reads:>
<Emblem> THE UNITED MEXICAN STATES.
GERARDO FRANCISCO SAAVEDRA SILVA,
Esq., COMMERCIAL NOTARY PUBLIC No.
50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Ministry of the Interior
Public Registry
Saltillo Office
Government of Coahuila

EXECUTIVE POWER
PUBLIC REGISTRY
CERTIFICATE OF REGISTRATION
     THIS IS TO CERTIFY THAT THE DEED DESCRIBED HEREIN HAS BEEN RECORDED UNDER ELECTRONIC COMMERCIAL FOLIO No. 13612*2

Internal Control 11	Priority Date APRIL / 16 / 2008

Registration History:	Tax ID N° / Serial Number:
ITEM 432 BOOK 5 SECTION CI 02/05/2000	<Seal that reads:> GOVERNMENT OF THE STATE OF COAHUILA PUBLIC REGISTRY (Emblem) THE UNITED MEXICAN STATES SALTILLO, COAH.

Corporate name
GRUPO CSI DE MEXICO, S. DE R.L. DE C.V.
Encumbrances as of:
Folio ID	Deed	Description	Date Registered	Registration
13612 2	M2 Extraordinary Meeting 1		04-25-2008	1

Registration Rights
Date Amount	APRIL 16, 2008 $306.00		Receipt of Payment No.: 298231547

THE SECRETARY OFFICE /S/ MS. MA. IVONNE GARCIA RODRIGUEZ	THE DIRECTOR REGISTRAR /S/ MR. GUSTAVO ADOLFO GONZALEZ RAMOS
<Seal that reads:>
GOVERNMENT OF THE STATE OF COAHUILA
PUBLIC REGISTRY
(Emblem)
THE UNITED MEXICAN STATES
SALTILLO, COAH.
/S/

MS. ANA CLAUDIA LOPEZ CHARLES
Qualifying Attorney
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

GENERAL BUREAU OF LEGAL AFFAIRS		EXHIBIT A
BUREAU OF PERMITS GRANTED UNDER PROVISIONS OF ARTICLE 27 OF THE CONSTITUTTIION CORPORAONS DEPARTMENT	MINISTRY OF FOREIGN AFFAIRS

PERMIT	0907111
FILE	199209032720
FOLIO	080225093004
          According to provisions of articles 27, section I of the Federal Constitution of the United Mexican States, 28, section V of the Ley Orgánica de la Administración Pública Federal (Organic Federal Public Administration Law), 16 of the Foreign Investment Law, and 15 and 18 of the Regulations to the Foreign Investment Law and of the National Registry of Foreign Investments, and with reference to the request submitted by Ms. MIRIAM NAME ALMANZA, acting on behalf of GRUPO ALCOA S DE RL DE CV, based on provisions of articles 34 section IV of the Reglamento Interior de la Secretaría de Relaciones Exteriores (Internal Regulations of the Ministry of Foreign Affairs), in force, and article sixth of the DECREE by means of which such regulations are restated vesting the public officers of the Ministry of Foreign Affairs referred to therein with powers, as published in the Official Gazette of the Federation on November 29, 2006, this permit is granted to change the corporate name of GRUPO ALCOA S DE RL DE CV into the following corporate name:
GRUPO CSI DE MEXICO S DE RL DE CV
          This permit is granted without prejudice to provisions of article 91 of the Ley de la Propiedad Industrial (Industrial Property Law) and shall be null and void if within the next ninety days after the date of issuance hereof, the interested parties fail to appear before a notary public to execute the public instrument containing the restatement to the by-laws of the corporation in question, according to provisions of article 17 of the Regulations to the Foreign Investment Law and of the National Registry of Foreign Investments.
          Likewise, the interested party shall provide notice of the use of the authorized corporate name, by submitting this permit before the Ministry of Foreign Affairs within six months after the issuance hereof, according to provisions of article 18 of the Regulations to the Foreign Investment Law and of the National Registry of Foreign Investments.
Mexico City, Federal District, on this day February 26th, 2008
THE DIRECTOR
/S/
MS. MARIA DE LOURDES OCHOA NEIRA
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES. GERARDO FRANCISCO SAAVEDRA SILVA, Esq., COMMERCIAL NOTARY PUBLIC No. 50 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

ARMANDO GALVEZ PEREZ ARAGON, ESQ.
NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT, MEXICO.
AGPA/mem/CFL/CHR.
     BOOK NUMBER SIX HUNDRED NINETY FIVE.
     NOTARIAL INSTRUMENT NUMBER TWENTY THREE THOUSAND EIGHT HUNDRED THIRTY FIVE.
     AT MEXICO CITY, FEDERAL DISTRICT, on August thirteenth, nineteen ninety two, I MR. ARMANDO GALVEZ PEREZ ARAGON, ESQ., Notary Public number one hundred three, in and for Mexico City, Federal District, hereby certify:
     A) THE PROTOCOLIZATION OF POWERS GRANTED ABROAD, upon request of by MR. JESUS NAVARRO SANCHEZ, ESQ.; and
     B) THE ARTICLES OF INCORPORATION AS A SOCIEDAD ANONIMA DE CAPITAL VARIABLE (CORPORATION) of “ALUTODO”, granted by “ALCOA INTERNATIONAL HOLDINGS COMPANY”, herein represented by MR. JESUS NAVARRO SANCHEZ, ESQ. and “ALUMINUM COMPANY OF AMERICA”, herein represented by MS. ADRIANA DE AGUINAGA GIRAULT, ESQ. as shareholders of such corporation, under the following background, chapters and clauses:
BACKGROUND
     FIRST: “ALCOA INTERNATIONAL HOLDINGS COMPANY” represented by Mr. Roger Phelps, in his capacity of Vice President of the Company, granted abroad a special power of attorney as ample as sufficient under the terms of law to MESSRS. DAVID BRILL, LUIS CAPIN LOPEZ, JESUS NAVARRO SANCHEZ and ADRIANA DE AGUINAGA GIRAULT, to be exercised jointly or severally, so that they may, in the name and on behalf of the Company, incorporate one or more corporations under the Laws of the Mexican Republic, under the corporate names set forth in the permits granted by the Secretaría de Relaciones Exteriores <Ministry of Foreign Affairs> in this City, and sign the articles of incorporation and By-laws, approving by means of such instruments, any matters related to the corporate purposes, domicile, duration and any other pertinent matters; to include in the articles of incorporation the clause of nationality waiver required by the Ley Mexicana de Inversiones Extranjeras <Mexican Foreign Investments Law>; to subscribe and pay for any free-subscription shares of capital stock of the corporations to be incorporated, in the number and for the amounts to be determined and to appear as representatives thereof at the first Meeting of Shareholders to be held immediately
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

after incorporating the corporations, to appoint the members of the Board of Directors, Officers, Examiners and Attorneys-in-Fact, and adopt any other applicable resolutions.
     Such Power of Attorney was granted on August third, nineteen ninety two, at the City of Burlington, Chittenden County, State of Vermont, the United States of America, before Ms. Maria Young, Notary Public in and for such County, whose signature was certified by Margaret Maskell, Secretary of the said County and of the Superior Court in and for such County, in turn, her signature and seal of the Court were also legalized by Mr. Jorge Trevino, Consul of Mexico in Boston, MA, the United States of America, on August fourth, nineteen ninety two.
     I attach to appendix hereto as Exhibit “A”, the special power of attorney and its corresponding legalization and translation into Spanish language, a photocopy of which I will attach to the certified copies hereto to be issued.
     SECOND. “ALUMINUM COMPANY OF AMERICA”, herein represented by Mr. Jan Hommen, in his capacity as Financial Executive Vice President of the Company, granted abroad a special power of attorney as ample as sufficient under the terms of the law, to MESSRS. DAVID BRILL, LUIS CAPIN LOPEZ, JESUS NAVARRO SANCHEZ and ADRIANA DE AGUINAGA GIRAULT to be exercised jointly or severally, so that they may, in the name and on behalf of the Company, incorporate one or more corporations under the Laws of the Mexican Republic, under the corporate names set forth in the permits granted by the Ministry of Foreign Affairs of this City, and to sign the articles of incorporation and By-laws, approving by means of such instruments, any matters related to the corporate purposes, domicile, duration and any other pertinent matters; to include in the articles of incorporation the clause of nationality waiver required by the Mexican Foreign Investments Law; to subscribe and pay for any free-subscription shares of capital stock of the corporations to be incorporated, in the number and for the amounts to be determined and to appear as representatives thereof at the first Meeting of Shareholders to be held immediately after incorporating the corporations, to appoint the members of the Board of Directors, Officers, Examiners and Attorneys-in-Fact, and adopt any other applicable resolutions.
     Such Power of Attorney was granted on August third, nineteen ninety two, at the City of Pittsburgh, Allegheny County, State of Pennsylvania, the United States of America, before Ms. Jacqueline Murtha, Notary Public in and for such County, whose signature was certified by Carol Coyne, Secretary of Allegheny County, Secretary of Ordinary Lawsuits Court in and for the same County, and her signature and official seal of the Court were legalized by Mr. Carlos Ignacio
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

Giralt Cabrales, Ascribed Consul of Mexico in the City of Philadelphia, State of Pennsylvania, the United States of America, on August fifth, nineteen ninety two.
     I attach to appendix hereto as Exhibit B”, the special power of attorney and its corresponding legalization and translation into Spanish language, a photocopy of which I will attach to the certified copies hereto to be issued.
     THIRD. The appearing parties submitted before the undersigned, a permit number “09034036”, file number “9209032720”, folio number “55631”, issued by the Ministry of Foreign Affairs, on August thirteenth, nineteen ninety two, authorizing the incorporation of “ALUTODO”. Such permit and the corresponding fees payment receipt are attached to appendix hereto as exhibit “C”.
     IN VIEW OF THE FOREGOING, THE APPEARING PARTIES GRANT THE FOLLOWING CHAPTERS AND CLAUSES:
CHAPTER FIRST
PROTOCOLIZATION OF THE POWER GRANTED ABROAD.
CLAUSE
     SOLE. The powers granted abroad by “ALCOA INTERNATIONAL HOLDINGS COMPANY”, herein represented by MR. ROGER PHELPS, in his capacity as Vice President of the Company, and by “ALUMINUM COMPANY OF AMERICA”, herein represented by MR. JAN HOMMEN, in his capacity as Finance Executive Vice President of the Company, to MESSRS. DAVID BRILL, LUIS CAPIN LOPEZ, JESUS NAVARRO SANCHEZ and ADRIANA DE AGUINAGA GIRAULT, to be exercised jointly or severally, are hereby protocolized for any legal purposes it may be deemed appropriate, under the terms of Article ninety two of the Notarial Law for Mexico City, Federal District, on August third, nineteen, ninety two, as referred to in first and second background of this instrument, so that the powers of attorney will be effective within the Mexican Republic.
CHAPTER SECOND
ARTICLES OF INCORPORATION OF A SOCIEDAD ANONIMA DE CAPITAL VARIABLE (CORPORATION)
CLAUSES
     FIRST. The appearing parties agree to grant the following:
BY-LAWS
CHAPTER I
     NAME, CORPORATE PURPOSES, DURATION AND DOMICILE.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     FIRST. NAME.
     The corporation name shall be “ALUTODO”. This name shall always be followed by the words “SOCIEDAD ANONIMA DE CAPITAL VARIABLE“ or its abbreviation by initials “S.A. de C.V.”
     SECOND. CORPORATE PURPOSES. The activities of the corporate purposes are:
     a) The sale and purchase, transformation, distribution and general trade of all kind of metallic and non-metallic products;
     b) The acquisition, alienation, installation, operation, construction, import and export, purchase and sale, distribution, sub-distribution and manufacture of all kind of products, machinery and equipment, raw material or convenient or necessary vehicles to develop the corporate purposes;
     c) To produce electricity for its own use and consumption related to the activities of the Company, upon obtaining the corresponding prior authorization;
     d) To purchase, possess, use, enjoy and exploit, give and grant the use and enjoyment, in any manner and under any legal means, of all type of real estate or personal property, both rights in personam and rights in rem, likewise, the corporation is authorized to transfer, grant or give the use and enjoyment of such goods and rights.
     e) To act on behalf of any third party within the Mexican United States or abroad, as agent, factor, commissioner, representative, distributor or otherwise;
     f) To establish any branches and agencies within the Mexican United States and/or abroad;
     g) To render technical, professional, administrative and counseling services related to the corporate purposes, and hire workers, technicians and administrative personnel;
     h) To acquire and keep by any legal means all kind of shares, either civil or commercial, related to the Corporation’s corporate purposes;
     i) To purchase, possess, lease and alienate by any legal means any real estate or personal property necessary or advisable to carry out the activities of the corporate purposes, upon prior notice to the Ministry of Foreign Affairs and any other competent authorities;
     j) To act on behalf of any corporation or individual in the United Mexican States and/or abroad as agent, commissioner, representative or principal;
     k) To grant and receive loans in money with or without a mortgage or pledge security or any other legal security and guarantee third parties obligations by bond, mortgage, pledge or otherwise;
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     l) To subscribe and grant any kind of negotiable instruments and other indebtedness documents and agreements and guarantee payments in any manner;
     m) To sell, lease, transfer, mortgage or encumber in any manner the property acquired or exploited by the Corporation;
     n) To acquire and dispose in any legal manner of patents, patents, rights derived from patents, inventions, trademarks, copyrights and trade names as may be necessary or advisable to carry out the activities of corporate purposes;
ñ) To render any kind of services related to the corporate purposes; and
     o) In general, to enter into all kind of agreements, prepare documents and carry out all type of civil or commercial operations as may be necessary or advisable to comply with the corporate purposes.
     THIRD. DURATION
     The duration of the Corporation shall be for ninety nine years, from the date of this instrument.
     FOURTH. DOMICILE.
     The domicile of the Corporation is in Mexico City, Federal District, but the Corporation may establish any branches and agencies and designate domicile for correspondence anywhere else within the Mexican United States or abroad, and designate domiciles for correspondence anywhere else to carry out and grant acts and agreements.
CHAPTER II
CAPITAL STOCK
     FIFTH. CAPITAL STOCK.
     The capital stock of the Corporation will be variable with fixed minimum in the amount of FIFTY MILLION MEXICAN PESOS, and unlimited maximum capital.
     The capital stock shall be represented by FIVE THOUSAND ordinary, registered shares, of a single series, TEN THOUSAND MEXICAN PESOS par value, each.
     SIXTH. SHARES.
     All shares of the Corporation may be of free subscription and may be subscribed, acquired in ownership or held by Mexican or foreign individuals or corporations.
     The shares shall grant their shareholders the same rights and obligations and at the Meetings of Shareholders, each share shall grant the right to cast one vote.
     The shares shall be represented by certificates of share, which shall be accompanied by registered coupons.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     The certificates of share will be printed, shall be taken from share books, and may represent any one or more shares and will be consecutively numbered.
     As long as certificates of share are not issued and delivered, scripts may be issued to be exchanged by certificates of share. In due course, both certificates of shares and scripts will bear autograph signature of the Chairman and the Secretary of the Board of Directors or any other Director.
     Both the certificates of shares and scripts will contain the information provided for under the terms of Article one hundred twenty five of the Ley General de Sociedades Mercantiles <General Business Corporations Law> and Clauses Sixth, Seventh and Thirty fourth of these By-laws.
     Current or future shareholders, by the mere fact to be a shareholder agree to be subject and are subject to the provisions of the Articles of Incorporation and any resolutions duly adopted by the General Meeting of Shareholders and the Board of Directors.
     SEVENTH. SHAREHOLDERS’ REGISTRY AND SHARE TRANSFER.
     The Corporation shall deem as shareholder the person registered as such in the Stock Record Book kept by the Corporation. Upon request of any interested party, the Corporation shall register in such Book any transfer carried out.
     The share transfer shall be carried out by endorsing and delivering the corresponding certificate of share, without preventing that shares may be transferred by any other legal means, and such transfer shall be effective from the transference date as to the assignor and as to the Corporation, as of the recording date of such transfer in the Shares Registry. Upon notice to the Corporation of a share transfer signed by assignor or upon submitting the corresponding certificate of share evidencing the endorsement, the Secretary shall register the transfer in the Stock Record Book.
     Upon request of shareholder and to its own account, the share certificates may be exchanged for other with different denomination, provided that the new certificate or certificates of share represent the same number of shares as the former so exchanged.
     In the event of loss, theft, total destruction, mutilation or serious wear and tear of certificates of share, cancellation and replacement thereof shall be subject to the provisions of Section Second, Chapter First, Title First of the Ley General de Títulos y Operaciones de Crédito <General Negotiable Instruments and Credit Operations Law> in force, being the corresponding expenses to the account of the interested party.
     EIGHTH. CAPITAL STOCK REDUCTIONS AND INCREASES.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     The variable portion of capital stock may be increased or reduced without need to amend the Corporation’s By-laws, provided, only that such reduction or increase is approved by the General Ordinary Meeting of Shareholders. Any increase or reductions to the capital stock of the Corporation shall be recorded in the Stock Record and Capital Variations Book kept by the Corporation for such purposes.
     1. CAPITAL INCREASE.
     In case of increase to capital stock, the shareholders will be entitled to the preemptive right to subscribe shares issued, in proportion of the number of shares they hold. No capital stock increase may be authorized unless and until the shares corresponding to increase immediate before are fully paid for. Upon adopting the corresponding resolutions, the Ordinary Meeting of Shareholders authorizing such increase, or any meeting or future meeting of the Board of Directors, shall fix the terms and basis for the increase.
     2. CAPITAL REDUCTION.
     Any reduction to capital stock will be carried out by amortization of shares fully subscribed and paid for and by reimbursement to the shareholders. Designation of shares to be amortized will be by unanimous vote of shareholders at the General Ordinary Meeting of Shareholders, or in the absence of such vote, by raffle before a Notary Public or Commercial Notary Public. In this case, once the designation of shares is made a notice will be published in the Official Gazette of the Federation, and the reimbursement amount shall be available for the corresponding shareholders at the Corporation’s office, without bearing interests.
CHAPTER III
MEETINGS OF SHAREHOLDERS
     NINTH. SUPREME GOVERNING BODY.
     The supreme governing body of the Corporation shall be the General Meeting of Shareholders, and it may agree and ratify all the Corporation’s acts and operations.
     Its resolutions shall be complied with by the Board of Directors or the person(s) expressly designated by the Meeting.
     Resolutions duly adopted by the Meetings of Shareholders shall be mandatory even for absent or dissident shareholders, safe for the objection right conferred upon under the terms of the General Business Corporations Law.
     TENTH. TYPE OF MEETINGS.
     The General Meetings of Shareholders shall be Ordinary and Extraordinary.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     The General Ordinary Meetings shall be those called to discuss any matter referred to in Article one hundred eighty one of the General Business Corporations Law, or any other matter that is not set out in article eighty two of such law, except for those related to increases or reductions to capital stock.
     The General Extraordinary Meetings of Shareholders shall be those called to discuss any matter referred to in article one hundred eighty two of the General Business Corporations Law, except for those related to increases or reductions to capital stock.
     ELEVENTH. PLACE AND TIME OF MEETINGS OF SHAREHOLDERS.
     The General Ordinary and Extraordinary Meetings of Shareholders shall, except in case of an Act of God or Force Majeure, meet at the corporate address at any time when the Meetings are called.
     The Ordinary Meetings shall meet at least once in a year within the four months following closing of fiscal year.
     The Extraordinary Meetings shall meet as many times as they are called, under the terms of the Law and these By-laws.
     TWELFTH. NOTICE OF MEETINGS.
     The notice of General Ordinary and Extraordinary Meetings shall be made by the Chairman, the Secretary, two members of the Board of Directors, or by the any of the Examiners. The notice of Meetings shall be published in the Official Gazette of the Federation or in a major circulation newspaper of the corporate address, at least fifteen calendar days before the date fixed to hold the Meeting in question.
     The notice will set out the time, date and place of the Meeting, and shall contain the Agenda and will be signed by the person calling the Meeting.
     No notice of meeting will be necessary if at the respective Meeting all shares of capital stock are represented, nor in case of continuing a Meeting duly convened, provided that at the time the Meeting is adjourned the date and time for continuing it has been fixed.
     THIRTEENTH. QUORUM FOR ORDINARY MEETINGS OF SHAREHOLDERS.
     The General Ordinary Meetings of Shareholders shall be deemed duly convened if in the original or adjourned meeting, at least fifty one percent of outstanding shares of capital stock is represented thereat. The resolutions shall be adopted by majority vote of shares represented at such Meetings.
     FOURTEENTH. QUORUM FOR EXTRAORDINARY MEETINGS.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     The General Extraordinary Meetings of Shareholders shall be deemed duly convened if in the original or adjourned meeting once or more times, at least three fourths of shares of the capital stock is represented thereat. In both cases, the resolutions shall be adopted by vote of shares representing at least one half of shares of capital stock.
     FIFTEENTH. REQUIREMENTS TO ATTEND THE MEETINGS.
     In order for the shareholders to be admitted to the Meetings, they shall be registered in the Stock Record Book as shareholders or submitting the share certificates covering their shares or the Certificate of Deposit of shares with a national or foreign credit institution.
     The shareholders may attend the Meetings in person or represented by proxy designated under a general or special power of attorney, in the last case it will be sufficient to submit the proxy which may be used to represent the shareholders in any kind of Meeting, either Ordinary or Extraordinary, and such proxies may be valid for two years from the date of issuance.
     SIXTEENTH. CONDUCT OF MEETINGS.
     The meetings shall be presided over by the Chairman of the Board of Directors. The Secretary of the Board shall act as the Secretary of the meeting.
     In the absence of such officers, the Meeting shall be presided over by the persons designated by the Meeting.
     The Chair person shall appoint one or more Scrutineers to verify the number of shares represented at the Meeting and count the votes, prepare the Attendance List of the shareholders, expressing the number of shares represented by each shareholder and record the votes.
     If the corresponding quorum is constituted, the Chair person of the Meeting shall call the Meeting to order and proceed to discuss the businesses set out in the Agenda.
     The Minutes of each Meeting will be inserted in the corresponding Minutes Book and signed by the Chair person and the Secretary of the Meeting, as well as by the Examiners who attend the Meeting.
     Any documents, if any, proving that notice of meeting was sent according to the terms hereunder will be attached to the appendix to each of the minutes, as well as the Attendance List, the power of attorney or proxy, prepared by Scrutineers; any reports, opinions, and any other documents brought unto consideration of the Meeting, as well as a copy of the corresponding Minutes.
CHAPTER IV
MANAGEMENT OF THE CORPORATION
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     SEVENTEENTH. BOARD OF DIRECTORS.
     The business and affairs of the Corporation shall be managed by a Board of Directors comprised by a minimum of three Regular Directors and their respective Alternate Directors, or by any number of Directors as the General Ordinary Meeting of Shareholders may determine.
     During temporary absence of Regular Directors, their duties will be performed by their Alternate Directors. In the absence of such specific election, the Regular Director will elect his/her Alternate Director among the alternate Directors elected.
     The General Ordinary Meeting of Shareholders may, at any time, elect and remove any Director, respecting the minority right.
     EIGHTEENTH. DIRECTORS.
     The Directors need not be shareholders of the Corporation. The Directors will hold office for one year, and they may be re-elected but in any case, will continue holding office even if their appointment term has elapsed, until their successors are elected and qualified.
     The remuneration of Directors, if any, shall be fixed out by the Ordinary General Meeting of Shareholders.
     NINETEENTH. CHAIRMAN AND SECRETARY OF THE BOARD OF DIRECTORS.
     The General Ordinary Meeting of Shareholders or the Board of Directors may appoint among the members of the Board, a Chairman, who shall have casting vote in case of tie in voting of the Board.
     A Secretary of the Board may be also elected.
     The Chairman of the Board shall, by the mere fact of his/her appointment, have besides the powers expressly conferred upon him, all powers granted upon the Board of Directors.
     The Board of Directors shall prepare a report on an annual basis, which shall provide the shareholders all the necessary information regarding the financial position and activities of the Corporation for said period.
     The report will also include detailed financial and statistics data regarding the sales, production and general commercial activities, as well as results and liquidity of the Corporation.
     TWENTIETH. POWERS OF THE BOARD OF DIRECTORS.
     The Board of Directors shall have the following powers:
     1. A General Power of Attorney for Lawsuits and Collections under the terms of first paragraph, Article two thousand five hundred fifty four of the Civil Code for Mexico City, Federal District and relative Articles of the Civil Codes of the States of the Mexican Republic, and relative articles of Civil Codes for the States of the Republic, with all general and special powers,
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

including those special powers which must be set forth under the Law, in accordance with Article two thousand five hundred eighty seven of such Code and relative Articles of the Civil Codes of the States of the Mexican Republic, including without limitation, the following:
     To exercise any actions and rights before any Federal, State, Federal District and Municipal authorities, either in voluntary, contentious or combined jurisdiction, whether civil, judicial, administrative or labor authorities, whether federal or local Conciliation and Arbitration Boards or Courts, to answer lawsuits; file exceptions and counterclaims; to submit to any jurisdiction; make and answer interrogatories; to file a motion for disqualification of justices, judges, secretaries, experts and any other persons subject to disqualification according to law; to initiate the ‘amparo’ lawsuit and desist therefrom; submit any class of evidences; recognize signatures and documents and object them or claim the document is a counterfeit, as the case may be; to settle and submit to arbitration; to attend meetings, diligences and auctions, to submit bids, offers and improvements; to present accusations, file criminal complaints, and act as a party in criminal causes or as a co-party of the Attorney General, where the attorney-in-fact may exercise the most ample powers required by the case;
     2. A general power of attorney for acts of administration, under the terms of second paragraph, Article two thousand five hundred fifty four of the said Code, and relative articles of Civil Codes of the States of the Mexican Republic, with power to carry out all actions necessary or advisable to comply with the corporate purposes;
     3. A general power of attorney for acts of domain, under the terms of third paragraph, Article two thousand five hundred fifty four of the aforesaid Code, and relative articles of Civil Codes for the States of the Mexican Republic, with all the powers as owner except for those acts expressively reserved for the General Meeting of Shareholders under these By-laws;
     4. A power of attorney to grant and subscribe negotiable instruments, under the terms of Article nine of the General Negotiable Instruments and Credit Operations Law, unless otherwise limited or modified by the General Meeting of Shareholders;
     5. A power of attorney to guarantee, on behalf the Corporation and by any other legal means, third parties obligations, unless otherwise limited or modified by the General Meeting of Shareholders;
     6. A power of attorney to confer and revoke general and special powers; and
     7. A power of attorney to designate and remove Directors and Officers, granting their powers, assigning their obligations and compensation.
     TWENTY FIRST. MEETINGS OF THE BOARD OF DIRECTORS.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     The Meetings of the Board of Directors shall be held at the corporate address or at any other place within the Mexican United States or abroad as previously set out in the respective notice of meeting.
     The meetings of the Board of Directors may be held at any time, but at least once in a year and shall be called by the Chairman or the Secretary of the Board of Directors or by any two Directors or by any Examiner of the Corporation. The person calling the meeting shall inform the Secretary of the Board, who shall immediately send the corresponding notice.
     The notice of meetings will be in writing and sent via fax, telex and confirmed by certified airmail, to each Regular and Alternate Director and Examiner, at least fifteen calendar days before the meeting, to their address or place designated by Directors for such purpose.
     The notice of meeting will indicate the meeting place, date and time, the purpose or Agenda and will be signed by the person calling the Meeting.
     No notice of meeting will be necessary if all the Regular Directors or their alternates, or when Regular Directors, even when no attending, confirm in written to be aware of the meeting and the Agenda and accept the conduction of such meeting.
     TWENTY SECOND. QUORUM AND VOTE.
     The meetings of the Board of Directors shall be valid, in the case of an original meeting, when the majority members of the Board are present thereat, In case a meeting of the Board is not held because quorum is not constituted, then the notice of meeting will be sent as many times as necessary until concurring majority members of the Board.
     The resolutions of the Board shall be valid if adopted by majority vote of the Directors present thereat.
     TWENTY THIRD. MINUTES.
     The minutes of the meetings of the Board will be inserted in the corresponding minutes’ book, to be signed by the chairperson, the Secretary and Examiners who have attended the meeting.
     TWENTY FOURTH. BONDS.
     The Directors shall, to guarantee faithful performance of duties, grant to the Corporation, either a bond or warranty equivalent to a Corporation’s share par value.
     The General Ordinary Meeting of Shareholders may require a major or different bond.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

CHAPTER V.
SURVEILLANCE
     TWENTY FIFTH.
     The surveillance of the Corporation will be in charge of any one or more Regular Examiners and their alternate examiners, as the General Ordinary Meeting of Shareholders may determine.
     TWENTY SIXTH.
     The examiners need not to be shareholders of the Corporation, and in general shall hold office for one year, but they shall hold office until their successors are appointed and qualified.
     Examiners’ compensation, if any, shall be fixed by the General Ordinary Meeting of Shareholders.
     TWENTY SEVENTH.
     Examiners shall have the powers and obligations established under the terms of the General Business Corporations Law, and will guarantee the performance of duties under same terms established for the Sole Administrator.
CHAPTER VI
     FISCAL YEARS, BALANCE SHEETS, PROFITS AND LOSSES
     TWENTY EIGHTH. Fiscal years shall consist in one calendar year.
     TWENTY NINTH.
     Within three months following closing of each fiscal year, balance sheets shall be prepared and maintained at the corporate address, which shall be available for the Corporation’s shareholders and officers, accompanied by the corresponding supporting documents, one month before the corresponding General Ordinary Meeting of Shareholders.
     THIRTIETH.
     Profits of each fiscal year shall be applied as follows:
     a) In the first place, the amount as the General Ordinary Meeting of Shareholders may determine to create or reconstitute the Legal Reserve fund, if any, shall be set apart, such amount shall be at least five percent of net profit until reaching one fifth of capital stock.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     b) The amount as the General Ordinary Meeting of Shareholders may deem advisable to create or increase the reinvestment, contingency or special reserves shall be set apart.
     c) The amount as the General Ordinary Meeting of Shareholders may determine shall be distributed among shareholders in proportion of the number of shares they hold.
     d) The remaining, if any, will be allocated to Profit-to-distribute account.
LOSSES
     The shareholders are liable for the Corporation losses, but their liability is limited to payment of unpaid amount for their shares, consequently, shareholders of fully paid for shares shall have no liability whatsoever.
CHAPTER VII
DISSOLUTION AND LIQUIDATION
     THIRTY FIRST.
     The Corporation will be dissolved for the following reasons:
     a) By expiration of the period set out in these By-laws.
     b) When it is not longer possible to continue complying with the corporate purposes.
     c) Upon agreement by the shareholders under the terms of these By-laws and the Law.
     d) When the number of shareholders in less than two.
     e) When two thirds of capital stock are lost, except when reconstituted or diminished by the shareholders.
THIRTY SECOND. LIQUIDATION.
     a) Once the Corporation is dissolved, liquidation shall be carried out by one or more liquidators, as the General Extraordinary Meeting of Shareholders may determine.
     b) As long as the liquidators’ appointment is not registered with the Public Registry of Property and Commerce, and they have not been qualified, the Sole Administrator shall remain on duty.
     c) The liquidation shall be carried out in the form provided for in the General Business Corporations Law, but the General Extraordinary Meeting shall, in the dissolution
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

authorization resolution, establish the rules that besides any applicable legal provisions and rules established under these By-laws, shall govern the liquidators procedure.
     d) The General Extraordinary Meeting of Shareholders shall meet during the liquidation in the form provided for during the Corporation’s regular existence, however, the Meeting finally approving the Balance Sheet shall be presided over by one of the liquidators. The liquidators shall have the powers granted to the Sole Administrator and the duties provided in the General Business Corporations Law. The Examiners will hold office during the Corporation’s regular existence.
CHAPTER VIII
MISCELLANEOUS
     THIRTY THIRD. INCORPORATORS.
     The incorporators do not retain for themselves any special profit sharing in the Corporation.
     THIRTY FOURTH. FOREIGN SHAREHOLDERS.
     The current or future foreign shareholders of the Corporation agree with the Ministry of Foreign Affairs to be deemed as nationals regarding the shares they hold in the Corporation, as well as the goods, rights, concessions, equity interests owned by the Corporation or the rights and obligations under any agreements entered into with Mexican Authorities to which the Corporation is a party, and not to invoke for such reason the protection of their Government, subject to the loss of such partnership interests to the benefit of Mexican Nation.
     THIRTY FIFTH. SUPPLEMENTARY LAW.
     As to anything not provided for hereunder, the provisions of the General Business Corporations Law shall apply.
     SECOND. The Shareholders met at this Meeting, have agreed with the following:
TRANSITORY RESOLUTIONS
     FIRST. The capital stock of the Corporation is variable with a fixed minimum in the amount of FIFTY MILLION MEXICAN PESOS and variable portion unlimited, the minimum fixed portion is represented by FIVE THOUSAND ordinary, registered shares, TEN THOUSAND MEXICAN PESOS par value, each, fully subscribed and paid for as follows:
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

SHAREHOLDER	SHARES	AMOUNT
“ALCOA INTERNATIONAL CORPORATION” HEREIN REPRESENTED BY MR. JESUS NAVARRO SANCHEZ, ESQ.	FOUR THOUSAND NINE HUNDRED NINETY NINE	FORTY NINE MILLION NINE HUNDRED NINETY THOUSAND MEXICAN PESOS
“ALUMINUM COMPANY OF AMERICA”, HEREIN REPRESENTED BY MS. ADRIANA DE AGUINAGA GIRAULT, ESQ.	ONE	TEN THOUSAND PESOS

TOTAL:	FIVE THOUSAND SHARES	FIFTY MILLION MEXICAN PESOS
SECOND. The appearing parties to the granting of this notarial instrument agree as follows:
     A. That the business and affairs of the Corporation will be managed by a Board of Directors, and for such purposes they hereby appoint the following persons for the positions indicated below, who shall have the powers set out in Clause Twentieth of the By-laws.
BOARD OF DIRECTORS.

REGULAR DIRECTORS	ALTERNATE DIRECTORS
ALAIN BELDA, CHAIRMAN	DAVID BRILL

RICHARD FISHER	ADRIANA DE AGUINAGA GIRAULT

MARYLOU AMBROSE, SECRETARY	JESUS NAVARRO SANCHEZ

PAULO PERIQUITO	LUIS CAPIN LOPEZ, ASSISTANT SECRETARY
     The Chairman of the Board will have all the powers granted to the Board of Directors.
     B. To appoint MR. MICHAEL HUMPER, as the Chief Executive Officer of the Corporation, who shall be granted upon the powers set out in Clause Twentieth of the By-laws, except for a power of attorney for acts of domain.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     C. To authorize MESSRS. MICHAEL HUMPER, PAULO PERIQUITO and MARYLOU AMBROSE, indistinctly, to draw cheques against the Corporation’s account.
     D. To grant MESSRS. DAVID H. BRILL, LUIS CAPIN LOPEZ, ADRIANA DE AGUINAGA GIRAULT, JESUS NAVARRO SANCHEZ, ENRIQUE RAMIREZ, JORGE LEON, ROBERTO RENDON, JORGE SIERRA, RAUL MOREYRA, ALEJANDRO CALDERON, TOMAS SANCHEZ, JULIO FLORES, VICTOR ADAME and JOSE LUIS LOPEZ, the following powers to be exercised jointly or severally:
     1. A General Power of Attorney for Lawsuits and Collections under the terms of first paragraph, Article two thousand five hundred fifty four of Civil Code for Mexico City, Federal District and relative Articles of the Civil Codes of the States of the Mexican Republic, to act on behalf the Corporation before any Federal, State or Municipal judicial, fiscal, administrative or labor federal, state of municipal authorities, including without limitation decentralized public entities, conciliation and arbitration boards, fiscal courts and the Procuraduría Federal del Consumidor <Federal Consumer Protection Agency> and before arbitrators and arbitrators in equity with all general and special powers to be set out under Law without any limitation whatsoever, including the powers referred to in article two thousand five hundred eighty seven of Civil Code for Mexico City, Federal District, and relative articles of the Civil Codes of the States of the Mexican Republic, to make and answer interrogatories; to challenge, compromise and submit to arbitration, to settle and enter into judicial agreements, to initiate the ‘amparo’ lawsuit and desist therefrom; interpose all class of property, to agree with court resolutions, to present and ratify complaints, criminal accusations, to act as a co-party of the Attorney General, to desist from accusations and grant pardons.
     2. A general power of attorney for acts of administration, under the terms of second paragraph, Article two thousand five hundred fifty four of the Civil Code for the Federal District, and relative Articles of the Civil Codes of the States of the Mexican Republic with all powers to carry out all the operations inherent to the corporate purposes, including without limitation to the following: to enter into any and all agreements, including service agreements as may be require to comply with its obligations and as legal representatives of the Corporation.
     3. A Power of Attorney to act on behalf of the Corporation under the terms of article eleven of the Ley Federal del Trabajo (Federal Labor Law) in force, and as such, the attorneys-in-fact are authorized to act before the worker unions with whom the Corporation enters into
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

collective bargaining agreements and for any effects regarding collective conflicts; the attorneys-in-fact may act before workers personally considered and for any effects regarding individual conflicts and, in general, for any worker-employer matters and before labor and social welfare authorities referred to in article five hundred twenty three of the Federal Labor Law; the attorneys-in-fact are authorized to appear before Local or Federal Conciliation and Arbitration Boards; consequently, they may act as employer for the purposes of articles eleven, forty six, forty seven and as legal representatives of the Corporation with the purpose to prove their authority and capacity within or without trials, under the terms of article six hundred ninety two, sections second and third of the Federal Labor Law; the attorneys-in-fact may appear to submit confessional evidence under the terms of articles seven hundred eighty seven and seven hundred eighty eight of the Federal Labor Law, with powers to answer and make interrogatories and submit confessional evidence in all its parts; the attorneys-in-fact may designate domiciles for correspondence under the terms of article eight hundred sixty six; they may appear as legal representatives with all sufficient powers to hearing set out in article eight hundred seventy three in the three conciliation stages, lawsuit and exception and evidence offering and admission, under the terms of articles eight hundred seventy five, eight hundred seventy seven, eight hundred seventy eight, eight hundred seventy nine and eight hundred eighty; the attorneys-in-fact may also attend the hearing to submit evidence under the terms of articles eight hundred seventy three and eight hundred seventy four; likewise the attorneys-in-fact are authorized to propose conciliation settlements, to enter into transactions, to make any type of decisions, negotiate and execute labor agreements and act as representatives of the Corporation as administrators, regarding and for any kind of labor lawsuits and procedures initiated with any authority. Likewise, the attorneys-in-fact may carry out labor agreements and rescind them and appear before the Instituto Mexicano del Seguro Social (Mexican Social Security Institute), the Instituto Nacional para la Vivienda de los Trabajadores (Mexican Federal Institute for Worker’s Housing), the Fondo Nacional para el Consumo de los Trabajadores (National Workers’ Consumption Fund).
     E. A Power of attorney to appoint as the Corporation’s Examiner to MR. MANUEL GOMEZ MAQUEO.
     THIRD. The appearing parties to grant this notarial instrument, recite:
     A. That the amount of FIFTY MILLION MEXICAN PESOS has been deposited at the cashier of the Corporation.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     B. That each of the members of the Board of Directors, the Chief Executive Officer and the Examiner so appointed, have each guaranteed the faithful performance of duties by depositing with the Treasury of the Corporation the amount of TEN THOUSAND MEXICAN PESOS.
     C. Fiscal years shall run from January first to December thirty first of each year, except for first fiscal year that will run from the execution date of this notarial instrument and will end on December thirty first, of this year.
     I, THE NOTARY HEREBY CERTIFY:
     I.- That I know in person the appearing parties and in my opinion they have legal capacity to enter into this deed.
     II.- That MR. JESUS NAVARRO SANCHEZ, ESQ. and MS. ADRIANA DE AGUINAGA GIRAULT, ESQ. state that their principals have the legal capacity as to enter into this deed and they prove their capacity which has not been revoked or amended in any manner whatsoever, by submitting the documents attached hereto as “A” and “B”.
     III.- The appearing parties hereby agree to apply for and obtain the corresponding court authorization and to record the first certified copy of this notarial instrument with the pertinent local Public Registry of Commerce, and hold the undersigned Notary harmless against any liability as a result of such authorization process.
     IV.- That the appearing parties’ personal data are the following, and that once they were warned on the penalties incurred by those who make false statements, they state:
     MR. JESUS NAVARRO SANCHEZ, ESQ. is Mexican by birth, resident of the City of Hermosillo, State of Sonora where he was born, date of birth is October eighteenth, nineteen sixty one, married, Attorney-at-law, his address is Paseo de la Reforma, three hundred fifty five, second floor, Colonia Cuauhtémoc, Delegación Cuauhtémoc, Mexico City, Federal District.
     MS. ADRIANA DE AGUINAGA GIRAULT, is Mexican by birth, resident of Mexico City, Federal District where she was born, date of birth is September fourteenth, nineteen sixty five, single, Attorney-at-law, her address is same address described in the preceding paragraph.
     V. That I had under sight the aforesaid documents.
     VI. That once this notarial instrument was read to the appearing parties, they agree with the contents hereof and signed it on August seventeenth, nineteen ninety two, thus, I do authorize this notarial instrument. I attest.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     SIGNATURES OF MESSRS. JESUS NAVARRO SANCHEZ.-ADRIANA DE AGUINAGA GIRAULT.- INITIALS.- BEFORE ME.- ARMANDO GALVEZ PEREZ ARAGON.- INITIALS.- AUTHORIZING SEAL.-
AUTHORIZATION NOTE
     I DO AUTHORIZE: Mexico, on August eighteenth, nineteen ninety two. I attest. ARMANDO GALVEZ PEREZ ARAGON. INITIALS. AUTHORIZING SEAL.
MARGINAL NOTES
     FIRST NOTE. Attached to the appendix hereto as exhibit “D” are the notices provided for by the Regulations to the Ley para Promover la Inversión Mexicana y Regular la Inversión Extranjera (Law to Promote Mexican Investment and Regulate Foreign Investment). I Attest. Mexico City, Federal District, on August eighteenth, nineteen ninety two. ARMANDO GALVEZ. INITIALS.
     SECOND NOTE. On this date I had under sight the application for Registration with the Federal Taxpayer Registry, filed before Oficina Federal de Hacienda Número 200 (Federal Treasury Office Number 200) of Mexico City, Federal District, and received by such authority on August eighteenth, nineteen ninety two, a copy thereof is attached to the Appendix hereof as exhibit “E”. I attest. Mexico City, Federal District, on August eighteenth, nineteen ninety two. ARMANDO GALVEZ. INITIALS.
     In order to comply with the provisions of Article two thousand five hundred fifty four of Civil Code in force in Mexico City, Federal District, such article is herein below transcribed:
     “ARTICLE 2554.- In the general powers of attorney for lawsuits and collections, it shall be sufficient to state that it is granted with all general and special powers, including those powers which according to the law require a special clause, to be deemed as granted without limitation whatsoever.
     In the general powers of attorney for administration of property, it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact is authorized for any kind of administrative powers.
     In the general powers of attorney for acts of domain it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact to have all faculties as owner, either in connection with the property and to carry out any kind of actions to prevent them.
     Whenever the powers of attorneys-in-fact shall be limited in any of the three cases above-mentioned, the limitations shall be stated within the power of attorney granted or the power of attorney shall be special.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

     The notaries shall insert the text of this Article within the deeds of the powers of attorney granted.”
     THIS IS THE FIRST CERTIFIED COPY, FIRST IN ORDER, ISSUED FOR “ALUTODO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, TO CERTIFY ITS INCORPORATION, IN THIRTY ONE PAGES. MEXICO CITY, FEDERAL DISTRICT, ON FEBRUARY SEVENTH, NINETEEN NINETY TWO. I ATTEST.
     EDR/MOC/alcg.
/S/
<Seal that reads:> <Emblem> THE UNITED MEXICAN STATES. PUBLIC REGISTRY OF PROPERTY OF MEXICO CITY, FEDERAL DISTRICT. MEXICO.
THIS DOCUMENT WAS REGISTERED WITH THE PUBLIC REGISTRY OF COMMERCE UNDER COMMERCIAL FOLIO NUMBER 164111
FEES: $664,000 .- CASHIER REGISTRATION: 236440 DATE: 09-29-92
MEXICO, FEDERAL DISTRICT, NOVEMBER 25, 1993.
<Seal that reads:> <Emblem> THE UNITED MEXICAN STATES. PUBLIC REGISTRY OF PROPERTY OF MEXICO CITY, FEDERAL DISTRICT. MEXICO.

THE REGISTRAR /S/ MS. GUADALUPE FERIA RODRIGUEZ, ESQ.	PUBLIC REGISTRY OF PROPERTY OF MEXICO CITY, FEDERAL DISTRICT /S/ MR. SERGIO SANDOVAL HERNANDEZ, ESQ.
<Seal that reads:> <Emblem> THE UNITED MEXICAN STATES. PUBLIC REGISTRY OF PROPERTY OF MEXICO CITY, FEDERAL DISTRICT. MEXICO.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. MR. ARMANDO GALVEZ PEREZ ARAGÓN, ESQ., NOTARY PUBLIC NO. 103 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.